UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-22139

Oppenheimer Rochester Short Term Municipal Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end:  May 31

Date of reporting period:  11/30/2016

Item 1. Reports to Stockholders.

Semiannual Report 11/30/2016

OppenheimerFunds®
The Right Way
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Oppenheimer Rochester® **Short Term Municipal Fund**

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 11/30/16

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	Bloomberg Barclays 1-Year Municipal Bond Index
6-Month	-0.27%	-2.52%	-0.38%
1-Year	0.94	-1.33	0.09
5-Year	2.00	1.54	0.62
Since Inception (12/6/10)	2.25	1.86	0.75

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 2.25% maximum applicable sales charge except where “without sales charge” is indicated. Prior to April 1, 2012, the maximum initial sales charge for Class A shares of the Fund was 3.50%. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

Our Twitter handle is @RochesterFunds.

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Fund Performance Discussion

Oppenheimer Rochester Short Term Municipal Fund continued to generate attractive levels of tax-free income during the most recent 6-month reporting period, despite post-Election Day volatility in the municipal bond market. As of November 30, 2016, the Class A shares provided a distribution yield of 1.61% at net asset value (NAV) and were ranked second, behind this Fund’s Class Y shares, for distribution yield in Lipper’s Short Municipal Debt Funds category. Falling bond prices late in the reporting period, however, caused the Fund’s NAV to decline, and its cumulative total return for the reporting period was negative. Consistent with the Fund’s short-term strategies, the Fund exhibited less price volatility during the market downturn than did longer-term muni funds.

MARKET OVERVIEW

At its November 2016 meeting, the Federal Reserve Open Market Committee (FOMC) kept the Fed Funds target interest rate between 0.25% and 0.50%. The FOMC noted in a press release following the meeting that “the labor market has continued to strengthen and growth of economic activity has picked up from the modest pace seen in the first half of this year.” However, despite these developments, the FOMC decided to wait for further evidence of continued

The average distribution yield in Lipper’s Short Municipal Debt Funds category was 0.84% at the end of this reporting period. At 1.61%, the distribution yield at NAV for this Fund’s Class A shares was 77 basis points higher than the category average.

progress toward its objectives. Thus, the reporting period ended as it began, with market watchers speculating about the timing and nature of rate changes.

YIELDS & DISTRIBUTIONS FOR CLASS A SHARES

Dividend Yield w/o sales charge	1.61%

Dividend Yield with sales charge	1.57

Standardized Yield	0.78

Taxable Equivalent Yield	1.38

Last distribution (11/22/16)	$0.005

Total distributions (6/1/16 to 11/30/16)	$0.031

Endnotes for this discussion begin on page 12 of this report.

3      OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

The rate was last increased in December 2015, after nearly 7 years of being held to a range of zero to 0.25%. The FOMC asserted after its July 2016 meeting that another Fed Funds rate increase “was or would soon be warranted.” After the September 2016 meeting, Fed chairman Janet Yellen noted that “discouraged workers on the sidelines were being drawn into an improving labor market, preventing the unemployment rate from dropping and holding down wage growth and inflation.” These developments led the FOMC to stand pat in September.

In her testimony before the Joint Economic Committee of the U.S. Congress in November 2016, Ms. Yellen stated “the evidence we’ve seen this month reinforces our judgment that the federal funds rate should go up soon. When there is greater clarity about President-elect Trump’s economic policies, the Fed will perhaps adjust our outlook.”

Please note: On December 15, 2016, the Fed Funds target rate was raised to the range of 0.50% to 0.75%, and the FOMC suggested that 2017 might see three rate increases, not two as had been foreseen in September. In a news conference, Ms. Yellen cited the central bankers’ “confidence” in the economy’s progress and the “cloud of uncertainty” about future economic policies. We remind investors that a change in the Fed Funds rate does not automatically translate into a change in longer-term interest rates, which are determined by the marketplace. No matter what the Fed does, this Fund’s investment team will seek to meet investors’

desires for competitive levels of tax-free income by searching for value in the muni market.

On November 30, 2016, the yield curve for high-grade municipal bonds was higher than it had been on May 31, 2016. As prices fell, the average yield on 30-year, AAA-rated muni bonds stood at 3.41% on November 30, 2016, up 77 basis points from May 31, 2016. The average yield on 10-year, AAA-rated muni bonds was 2.51% on November 30, 2016, up 81 basis points from the May 2016 date, and the average yield on 1-year, AAA-rated muni bonds was 1.01%, up 55 basis points from the May 2016 date.

Successful investors, we have found, maintain a long-term perspective regardless of the specific developments associated with any given reporting period. To maximize the benefits that municipal bond funds seek to provide, many investors reinvest their dividends and allow the income generated from their investments to compound over time.

FUND PERFORMANCE

Oppenheimer Rochester Short Term Municipal Fund held more than 645 securities as of November 30, 2016. The Fund was invested in a broad range of sectors, providing shareholders with a diversity of holdings that we believe would be difficult and costly to replicate in an individual portfolio.

4      OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

The Fund’s Class A distribution yield at NAV was the second highest in Lipper’s Short Municipal Debt Funds category as of November 30, 2016, trailing only the distribution yield of this Fund’s Y shares. At 1.61% on that date, it was 77 basis points higher than the category average, which was 0.84%.

During this reporting period, market conditions created pressure on the dividends of many fixed income funds. This Fund’s Class A dividend, which was 0.55 cents per share at the outset of this reporting period, was reduced to 0.50 cents per share beginning with the July 2016 payout. In all, the Fund distributed 3.1 cents per Class A share this reporting period.

The tax-exempt status of the Fund’s distributions of net income remained a boon to investors seeking tax-free income. For a taxable investment to have provided a greater benefit than an investment in this Fund, it would have had to yield more than 1.38%, based on the Fund’s standardized yield as of November 30, 2016 and the top federal income tax rates for 2016. As long-time investors know, yields and share prices move in opposite directions. When yields on fixed income bonds rise, share prices fall and vice versa. Yields have historically contributed the lion’s share of the long-term total returns generated by bonds.

General obligation (G.O.) securities comprised 19.4% of total assets as of November 30, 2016. At the end of this reporting period,

the G.O. holdings consisted of bonds issued in various municipalities, including bonds issued in the Commonwealth of Puerto Rico. In this Fund, all of the G.O.s issued by Puerto Rico are insured by insurers that the Rochester investment team believes to be high quality as are all of the Fund’s other Puerto Rico holdings, with the exception of two bonds that have been pre-refunded and are thus backed by U.S. Treasuries (see U.S. government obligations sector, below). While they have not been tested before a court, the legal protections for Puerto Rico’s G.O. debt are strong, we believe.

As of November 30, 2016, the Fund was invested in the hospital/healthcare sector, which represented 9.2% of total assets. Most of the Fund’s holdings in this sector are investment grade though the Fund also invests across the credit spectrum in this sector.

The Fund was also invested this reporting period in the municipal leases sector, which accounted for 6.6% of the Fund’s total assets as of November 30, 2016. As state and local governments seek new ways to reduce costs and improve near-term cash flow, many lease all types of assets, including office space for public sector employees. The bonds held by this Fund, two of which were issued in Puerto Rico, are backed by the proceeds of these lease arrangements.

The Fund’s holdings in municipal bonds issued by utilities represented 6.6% of total assets at the end of this reporting period. This set of

5      OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

The Rochester Portfolio Management Team

Scott Cottier, CFA Team Leader and	Troy Willis, JD, CFA Team Leader and	Mark DeMitry, CFA Senior Portfolio	Michael Camarella, CFA
Senior Portfolio Manager	Senior Portfolio Manager	Manager	Senior Portfolio Manager

Charlie Pulire, CFA Senior Portfolio	Elizabeth Mossow, CFA
Manager	Portfolio Manager

holdings included water utilities with 4.5% of total assets, sewer utilities with 1.2% of total assets and electric utilities with 1.0% of total assets as of November 30, 2016. Our holdings in the electric utilities sector included insured securities issued by PREPA (Puerto Rico’s electric utility authority), one bond issued in Guam and one issued in the U.S. Virgin Islands.

The education sector represented 6.5% of the Fund’s total assets as of November 30, 2016.

This sector consists of bonds that primarily finance the infrastructure needs of a variety of charter schools.

The Fund’s investments in government appropriation bonds represented 5.2% of the Fund’s total assets as of November 30, 2016. The municipal issuer of this type of security agrees to include an allocation in its budget that will be used to make its debt payments. Because municipalities need reliable access to

6      OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

The Rochester Credit Research Team

Rich Stein, CFA	Chris Weiler, CFA	Bob Bertucci, CFA	Angela Uttaro
Director of Credit Research	Senior Credit Analyst	Senior Credit Analyst	Senior Credit Analyst

Matt Torpey, CFA	Rene Vecka, CFA	Jon Hagen, CFA	Alen Kreso, CFA
Senior Credit Analyst	Senior Credit Analyst	Senior Credit Analyst	Senior Credit Analyst

Chris Meteyer, CFA	Clara Sanguinetti	Chad Osterhout
Credit Analyst	Credit Analyst	Credit Analyst

7      OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

future capital, these appropriations tend to be off limits during budget negotiations.

U.S. government obligation bonds constituted 4.5% of the Fund’s total assets on November 30, 2016. This sector includes any securities held by the Fund that have been pre-refunded. In a pre-refunding, new securities with lower coupon rates are sold by a municipality to pay off debt that has higher interest rates. When a municipality issues a pre-refunding bond, the proceeds are escrowed in U.S. Treasury bonds and earmarked to pay off a previously issued bond. The Treasury bonds that are purchased with the proceeds are backed by the full faith and credit of the U.S. government.

Securities issued in the Commonwealth of Puerto Rico, which are exempt from federal, state and local income taxes, represented 4.5% of the Fund’s total assets at the end of this reporting period.

The Fund’s Puerto Rico holdings, all of which are insured or have been pre-refunded, include G.O. debt and securities from many different sectors. Most of the Fund’s investments in securities issued in Puerto Rico are supported by taxes and other revenues and are designed to help finance electric utilities, highways and education, among other things.

Investors should note that the deterioration of the Puerto Rican economy could have an adverse impact on Puerto Rico bonds and the performance of the Oppenheimer Rochester municipal funds that hold them, including this Fund. Additionally, some of debt-service obligations on this Fund’s insured securities were paid in full or in part by the insurer. A complete listing of securities held by this Fund can be found in this report’s Statement of Investments.

The sales tax sector represented 3.9% of the Fund’s total assets as of November 30, 2016. Debt-service payments on securities in this sector are paid using the issuing municipality’s sales tax revenue, One bond in this sector was issued in the U.S. Virgin Islands.

Our approach to municipal bond investing is flexible and responsive to market conditions. Shareholders should note that market conditions during this reporting period did not affect the Fund’s overall investment goals or cause it to pay any capital gain distributions. In closing, we believe that the Fund’s structure and sector composition as well as our time-tested strategies will continue to benefit fixed income investors through interest rate and economic cycles.

INVESTMENT STRATEGY

The Rochester investment team focuses exclusively on municipal bonds and has consistently used a time-tested, value-oriented and security-specific approach to fund management. We know that market conditions can and do fluctuate, but we do not waver in our belief in the power of tax-free yield to help investors achieve their long-term objectives.

8      OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

This “maturity managed” Fund uses a dollar-weighted approach to measuring the average maturity of its securities and seeks an average effective maturity of 2 years or less for its portfolio. Additionally, during this reporting period, as it has since its inception, the Fund limited the average stated maturity of its portfolio to 5 years or less. While the Fund invests primarily in investment-grade municipal securities, it may invest up to 5% of its total assets in below-investment grade securities, or “junk” bonds; the percentage of assets is measured at the time of purchase as is the credit quality of the securities. Additionally, the credit quality is based on Nationally Recognized Statistical Rating Organization (“NRSRO”) ratings or, if no NRSRO rating, on internal ratings.

Our team continually searches for bonds that we believe are undervalued and can provide a meaningful level of tax-free income until maturity. Rather than making allocation shifts based on expected market conditions, we search the marketplace for what we believe to be the best values for generating income. It remains important to note that we do not manage our funds based on predictions of interest rate changes.

Instead, our investment approach involves scouring the market for municipal securities that meet our stringent credit criteria and buying bonds that we believe will deliver above-average yields relative to peer funds. Our team also favors premium-coupon, callable bonds, which historically have been a positive for shareholders, delivering higher levels of tax-free income than shorter-maturity bonds while exhibiting less price volatility than their final maturities would suggest.

We regularly focus on identifying inefficiencies in market pricing that can lead to investment advantages. We seek to maintain a thoughtful mix of industry sectors, maturities and credit ratings in this Fund’s portfolio.

The Rochester team also prospects for yield-enhancing opportunities in the secondary market, often picking up odd lots that we believe can add significant incremental yield to our portfolios. We will also look for non-rated issues with solid credit qualities, which we believe can often help enhance a fund’s tax-free yield. Investors should note that non-rated or unrated securities may or may not be the equivalent of investment grade securities.

9      OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

The Rochester Way, we believe, distinguishes our approach to municipal investing from those of our competitors.

Scott S. Cottier, CFA	Troy E. Willis, CFA, J.D.
Vice President, Senior Portfolio	Vice President, Senior Portfolio
Manager and Team Leader	Manager and Team Leader

On behalf of the rest of the Rochester portfolio management team: Mark R. DeMitry, Michael L. Camarella, Charles S. Pulire and Elizabeth S. Mossow.

10      OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

Top Holdings and Allocations

TOP TEN CATEGORIES
General Obligation	19.4%
Hospital/Healthcare	9.2
Municipal Leases	6.6
Education	6.5
Government Appropriation	5.2
Water Utilities	4.5
U.S. Government Obligations	4.5
Sales Tax Revenue	3.9
Multifamily Housing	3.9
Highways/Commuter Facilities	3.7

Portfolio holdings and allocations are subject to change. Percentages are as of November 30, 2016 and are based on total assets.

CREDIT ALLOCATION

	NRSRO- Rated	Sub- Adviser- Rated	Total
AAA	1.2%	2.1%	3.3%
AA	56.3	0.2	56.5
A	25.2	3.2	28.4
BBB	4.9	1.9	6.8
BB or lower	3.5	1.5	5.0
Total	91.1%	8.9%	100.0%

The percentages above are based on the market value of the securities as of November 30, 2016 and are subject to change. OppenheimerFunds, Inc. determines the credit allocation of the Fund’s assets using ratings by nationally recognized statistical rating organizations (NRSROs), such as S&P Global Ratings (S&P). For any security rated by an NRSRO other than S&P, the sub-adviser, OppenheimerFunds, Inc., converts that security’s rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest rating is used. For securities not rated by an NRSRO, the sub-adviser uses its own credit analysis to assign ratings in categories similar to those of S&P. The use of similar categories is not an indication that the sub-adviser’s credit analysis process is consistent or comparable with any NRSRO’s process were that NRSRO to rate the same security.

For the purposes of this Credit Allocation table, securities rated within the NRSROs’ four highest categories—AAA, AA, A and BBB—are investment-grade securities. For further details, please consult the Fund’s prospectus or Statement of Additional Information.

11      OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

Performance

DISTRIBUTION YIELDS

As of 11/30/16

	Without Sales Charge	With Sales Charge
Class A	1.61%	1.57%
Class C	0.91	N/A
Class Y	1.84	N/A

STANDARDIZED YIELDS
For the 30 Days Ended 11/30/16
Class A	0.78%
Class C	0.05
Class Y	1.04

TAXABLE EQUIVALENT YIELDS
As of 11/30/16
Class A	1.38%
Class C	0.09
Class Y	1.84

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 11/30/16

	Inception Date	6-Month	1-Year	5-Year	Since Inception
Class A (ORSTX)	12/6/10	-0.27%	0.94%	2.00%	2.25%
Class C (ORSCX)	12/6/10	-0.91	-0.09	1.18	1.43
Class Y (ORSYX)	12/6/10	-0.41	1.19	2.27	2.49

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 11/30/16
	Inception Date	6-Month	1-Year	5-Year	Since Inception
Class A (ORSTX)	12/6/10	-2.52%	-1.33%	1.54%	1.86%
Class C (ORSCX)	12/6/10	-1.90	-1.08	1.18	1.43
Class Y (ORSYX)	12/6/10	-0.41	1.19	2.27	2.49

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investments. Returns for periods of less than one year are not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 2.25%; for Class C, the contingent deferred sales charge of 1% for the 1-year period. Prior to April 1, 2012, the maximum initial sales charge for Class A shares of the Fund was 3.50%. There is no sales charge for Class Y shares.

The Fund’s performance is compared to the performance of the Bloomberg Barclays 1-Year Municipal Bond Index, which consists of investment-grade municipal bonds having remaining maturities of 1 to 2 years. Indices are unmanaged and cannot be purchased by investors.

12      OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the index. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

Distribution yields for Class A shares are based on dividends of $0.005 for the 28-day accrual period ended November 22, 2016. The yield without sales charge for Class A shares is calculated by dividing annualized dividends by the Class A net asset value (NAV) on November 22, 2016; for the yield with sales charge, the denominator is the Class A maximum offering price on that date. Distribution yields for Class C and Y are annualized based on dividends of $0.0028 and $0.0057 respectively, for the 28-day accrual period ended November 22, 2016 and on the corresponding net asset values on that date.

Standardized yield is based on the Fund’s net investment income for the 30-day period ended November 30, 2016 and either that date’s maximum offering price (for Class A shares) or NAV (for the other classes). Each result is compounded semiannually and annualized. Falling share prices artificially increase yields.

The average distribution yield in this Fund’s Lipper category was calculated based on the distributions and the final NAVs of the reporting period for the funds in each category. The average yield at NAV in Lipper’s Short Municipal Debt Funds category is based on 111 NAVs, one for each class of each fund in the category; a fund can have up to 4 classes. Lipper yields do not include sales charges – which, if included, would reduce results.

Taxable equivalent yield is based on the standardized yield and the 2016 top federal tax rate of 43.4%. Calculations factor in the 3.8% tax on unearned income under the Patient Protection and Affordable Care Act, as applicable. A portion of the Fund’s distributions may be subject to tax; distributions may also increase an investor’s exposure to the alternative minimum tax. Capital gains distributions are taxable as capital gains. Tax treatments of the Fund’s distributions and capital gains may vary by state; investors should consult a tax advisor to determine if the Fund is appropriate for them. Each result is compounded semiannually and annualized. Falling share prices artificially increase yields. This Report must be preceded or accompanied by a Fund prospectus.

The average yields for AAA-rated municipal securities are provided by Municipal Market Advisors (MMA) and are based on its benchmark of general obligation bonds structured with a 5% coupon. The MMA 5% benchmark is constructed using yields from the leading underwriters, who represent a significant percentage of the primary activity of the top 10 underwriters and therefore the total issuance.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting

13      OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency and involve investment risks, including the possible loss of the principal amount invested.

14      OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended November 30, 2016.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended November 30, 2016” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

15      OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

Actual	Beginning Account Value June 1, 2016	Ending Account Value November 30, 2016	Expenses Paid During 6 Months Ended November 30, 2016
Class A	$1,000.00	$997.30	$4.21
Class C	1,000.00	990.90	7.97
Class Y	1,000.00	995.90	2.96

Hypothetical (5% return before expenses)
Class A	1,000.00	1,020.86	4.26
Class C	1,000.00	1,017.10	8.07
Class Y	1,000.00	1,022.11	3.00

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended November 30, 2016 are as follows:

Class	Expense Ratios
Class A	0.84%
Class C	1.59
Class Y	0.59

16      OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS November 30, 2016 Unaudited

Principal Amount		Coupon	Maturity	Effective Maturity*		Value

Municipal Bonds and Notes—97.5%
Alabama—4.9%
$645,000	AL Health Care Authority for Baptist Health of Alabama[1]	5.000%	11/15/2021	12/31/2016	A	$646,832

1,000,000	AL Port Authority (Alabama Docks Dept.)[1]	5.000	10/01/2019	12/31/2016	A	1,003,320

240,000	AL Public Hsg. Authority, Series B1	4.450	01/01/2024	01/01/2017	A	240,324

75,000	Jefferson County, AL GO1	5.000	04/01/2018	12/31/2016	A	75,375

2,000,000	Jefferson County, AL GO1	5.000	04/01/2024	12/31/2016	A	2,008,620

1,000,000	Jefferson County, AL GO	5.000	04/01/2020	12/31/2016	A	1,005,000

5,045,000	Jefferson County, AL GO1	5.000	04/01/2023	12/31/2016	A	5,070,225

330,000	Jefferson County, AL GO1	5.250	04/01/2017	12/31/2016	A	331,650

400,000	Jefferson County, AL GO1	5.000	04/01/2021	12/31/2016	A	402,000

2,000,000	Jefferson County, AL GO1	5.000	04/01/2022	12/31/2016	A	2,010,000

375,000	Jefferson County, AL Limited Obligation School Warrant[1]	5.500	01/01/2022	01/01/2017	A	376,616

1,720,000	Jefferson County, AL Limited Obligation School Warrant[1]	5.250	01/01/2018	01/01/2017	A	1,734,586

30,000	Jefferson County, AL Limited Obligation School Warrant[1]	5.250	01/01/2023	01/01/2017	A	30,129

2,250,000	Jefferson County, AL Limited Obligation School Warrant[1]	5.500	01/01/2021	01/01/2017	A	2,259,697

1,225,000	Jefferson County, AL Limited Obligation School Warrant[1]	5.250	01/01/2019	01/01/2017	A	1,230,280

765,000	Jefferson County, AL Limited Obligation School Warrant[1]	5.000	01/01/2024	01/01/2017	A	768,297

3,335,000	Jefferson County, AL Limited Obligation School Warrant[1]	5.500	01/01/2021	01/01/2017	A	3,349,374

570,000	Jefferson County, AL Limited Obligation School Warrant[1]	5.250	01/01/2020	01/01/2017	A	572,457

3,140,000	Jefferson County, AL Limited Obligation School Warrant[1]	5.250	01/01/2019	01/01/2017	A	3,153,533

8,675,000	Jefferson County, AL Limited Obligation School Warrant[1]	5.250	01/01/2017	01/01/2017		8,712,302

225,000	Jefferson County, AL Limited Obligation School Warrant[1]	4.750	01/01/2025	01/01/2017	A	225,970

180,000	Jefferson County, AL Limited Obligation School Warrant[1]	4.750	01/01/2025	01/01/2017	A	180,776

7,260,000	Jefferson County, AL Limited Obligation School Warrant[1]	5.000	01/01/2024	01/01/2017	A	7,291,291

160,000	Jefferson County, AL Public Building Authority[1]	5.125	04/01/2020	12/31/2016	A	160,800

2,525,000	Jefferson County, AL Public Building Authority[1]	5.000	04/01/2026	12/31/2016	A	2,537,625

2,590,000	Jefferson County, AL Public Building Authority[1]	5.125	04/01/2021	12/31/2016	A	2,602,950

						47,980,029

17      OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value

Alaska—0.3%
$2,465,000	Koyukuk, AK Revenue (Tanana Chiefs Conference Health Care Facility-Dena’ Nena’ Henash)[1]	7.000%	10/01/2023	05/25/2019	C	$2,753,750

Arizona—3.2%
90,000	AZ Health Facilities Authority (The Beatitudes Campus)[1]	5.100	10/01/2022	12/31/2016	A	90,042

17,220,000	Phoenix, AZ IDA (Rowan University) Floaters	0.740 [2]	06/01/2036	12/07/2016	A	17,220,000

245,000	Pima County, AZ IDA (Excalibur Charter School)[1]	5.000	09/01/2026	06/28/2022	B	231,755

8,125,000	Pima County, AZ IDA Floaters	0.830 [2]	03/01/2030	12/07/2016	A	8,125,000

2,230,000	Surprise, AZ Municipal Property Corp.[1]	4.700	04/01/2022	04/01/2017	A	2,254,106

2,770,000	Westpark, AZ Community Facilities District[1]	4.000	07/15/2025	10/04/2021	B	2,764,709

1,160,000	Yavapai County, AZ IDA (Arizona Agribusiness and Equine Center)[1]	3.900	09/01/2024	11/14/2021	B	1,137,090

						31,822,702

Arkansas—0.0%
25,000	AR Devel. Finance Authority (Arkansas Enterprises for the Developmentally Disabled)[1]	5.250	11/01/2019	12/31/2016	A	25,089

10,000	AR Devel. Financing Authority Tobacco Settlement (Biosciences Institute College)[1]	5.500	12/01/2016	12/01/2016		10,000

						35,089

California—17.1%
320,000	Adelanto, CA School District	3.745 [3]	09/01/2018	03/13/2018	B	300,086

1,055,000	Alameda Contra Costa, CA Transit District COP[1]	4.750	08/01/2017	08/01/2017		1,067,945

11,705,000	Alhambra, CA COP (Police Facilities)[1]	6.750	09/01/2023	12/04/2020	B	13,244,442

20,000	Barstow, CA Redevel. Agency[1]	4.700	09/01/2022	12/31/2016	A	20,054

475,000	Beaumont, CA Financing Authority, Series B1	5.000	09/01/2023	09/01/2023		533,477

450,000	Beaumont, CA Financing Authority, Series B1	5.000	09/01/2022	09/01/2022		501,822

5,000	Bell, CA GO1	4.125	08/01/2021	12/31/2016	A	5,006

50,000	Berkeley, CA Community Facilities District Special Tax (Disaster Fire Protection)[1]	4.500	09/01/2017	03/01/2017	A	50,381

75,000	CA College of the Sequoias Community College District COP[1]	4.750	05/01/2026	12/31/2016	A	75,183

55,000	CA County Tobacco Securitization Agency[1]	4.250	06/01/2021	11/20/2018	B	54,915

85,000	CA County Tobacco Securitization Agency (TASC)[1]	5.750	06/01/2029	12/31/2016	A	85,663

18      OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value

California (Continued)

$5,000	CA Educational Facilities Authority (California Western School of Law)	5.000%	10/01/2018	12/31/2016	A	$5,016

5,000	CA GO	4.750	02/01/2018	12/31/2016	A	5,016

5,000	CA GO1	5.750	11/01/2017	05/01/2017	A	5,102

18,915,000	CA GO Floaters[1]	0.730 [2]	08/01/2027	12/07/2016	A	18,915,000

2,000,000	CA Golden State Tobacco Securitization Corp. (TASC)[1]	4.500	06/01/2027	06/30/2022	B	1,964,380

40,000,000	CA Golden State Tobacco Securitization Corp. (TASC) Floaters	0.760 [2]	06/01/2045	12/07/2016	A	40,000,000

16,000,000	CA Health Facilities Financing Authority (SHlth/EMC/MCHlth/ MPHS/PAMFHCR&E/SCHosp/SCVH/ SEBH/SGMF/SHSSR/SMF/SMCCV Obligated Group) Floaters	0.770 [2]	08/15/2042	12/07/2016	A	16,000,000

4,310,000	CA Public Works[1]	6.500	09/01/2017	09/01/2017		4,493,692

150,000	CA Public Works (California Community Colleges)	4.875	12/01/2017	12/31/2016	A	150,466

75,000	CA Public Works (California Community Colleges)	5.250	12/01/2016	12/01/2016		75,010

100,000	CA Public Works (California Community Colleges)[1]	5.250	09/01/2019	12/31/2016	A	100,352

20,000	CA Public Works (California Community Colleges)	4.875	12/01/2018	12/31/2016	A	20,062

170,000	CA Public Works (California Community Colleges)	4.500	10/01/2026	12/31/2016	A	170,478

25,000	CA Public Works (Dept. of Corrections)[1]	5.500	10/01/2019	12/31/2016	A	25,094

15,000	CA Public Works (Dept. of Forestry)[1]	4.875	10/01/2018	12/31/2016	A	15,048

35,000	CA Public Works (Dept. of Youth Authority)	4.700	12/01/2016	12/01/2016		35,004

100,000	CA Public Works (Dept. of Youth Authority)	5.500	10/01/2017	12/31/2016	A	100,380

50,000	CA Public Works (Various Community Colleges)	4.875	12/01/2018	12/31/2016	A	50,155

550,000	CA Public Works (Various Community Colleges)[1]	5.625	03/01/2019	12/31/2016	A	553,624

550,000	CA Statewide CDA (588 Charleston Project)[1]	5.000	11/01/2019	11/13/2018	B	568,551

2,000,000	CA Statewide CDA (Bakersfield Reassessment District)[1]	5.000	09/02/2022	07/03/2020	B	2,136,260

1,425,000	CA Statewide CDA (EVLAJHA / GVLAJHA / JHAGS / LAJHFTA / FEV / JHAW / BCSC / ASN Obligated Group)[1]	4.750	08/01/2020	12/31/2016	A	1,425,513

20,000	CA Statewide CDA Water & Wastewater	4.900	10/01/2018	12/31/2016	A	20,065

10,000	CA Statewide CDA Water & Wastewater[1]	4.900	10/01/2017	12/31/2016	A	10,033

19      OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value

California (Continued)

$5,000	CA Water Resource Devel. GO, Series L1	4.500%	08/01/2018	12/31/2016	A	$5,014

25,000	CA Water Resource Devel. GO, Series M1	4.000	10/01/2018	12/31/2016	A	25,059

35,000	CA Water Resource Devel. GO, Series Q	4.750	03/01/2021	12/31/2016	A	35,109

40,000	CA Water Resource Devel. GO, Series Q	4.750	03/01/2018	12/31/2016	A	40,125

55,000	Castaic, CA Union School District	3.875 [3]	05/01/2018	11/14/2017	B	52,323

305,000	Castaic, CA Union School District	2.859 [3]	11/01/2019	06/19/2019	B	283,754

405,000	Cerritos, CA Public Financing Authority[1]	5.000	11/01/2018	11/01/2017	A	426,785

55,000	Chico, CA Public Financing Authority[1]	4.875	04/01/2017	12/31/2016	A	55,176

5,000	Clovis, CA Public Financing Authority (Refuse Landfill)	5.000	09/01/2018	12/31/2016	A	5,017

10,000	Coronado, CA Community Devel. Agency Tax Allocation[1]	4.250	09/01/2017	12/31/2016	A	10,026

2,030,000	Eureka, CA Union School District	3.356 [3]	08/01/2018	02/08/2018	B	1,934,610

30,000	Fontana, CA Redevel. Agency (Jurupa Hills)[1]	5.500	10/01/2017	04/01/2017	A	30,423

240,000	Fontana, CA Redevel. Agency (Southwest Industrial Park)	4.750	09/01/2026	12/31/2016	A	240,734

5,000	Fontana, CA Redevel. Agency (Southwest Industrial Park)[1]	5.200	09/01/2030	12/31/2016	A	5,014

90,000	Fresno, CA Joint Powers Financing Authority[1]	4.750	04/01/2023	04/01/2018	A	92,690

2,635,000	Fresno, CA Sewer System[1]	5.250	09/01/2019	03/08/2018	B	2,762,139

4,545,000	Fullerton, CA Public Financing Authority[1]	5.000	09/01/2024	03/01/2017	A	4,585,496

1,200,000	Howell Mountain, CA Elementary School District	3.418 [3]	08/01/2027	09/10/2024	B	803,004

610,000	Imperial, CA PFA (Wastewater Facility)[1]	5.000	10/15/2020	10/15/2020		678,058

580,000	Imperial, CA PFA (Wastewater Facility)[1]	5.000	10/15/2019	10/15/2019		632,821

885,000	Imperial, CA PFA (Water Facility)[1]	5.000	10/15/2020	10/15/2020		983,739

845,000	Imperial, CA PFA (Water Facility)[1]	5.000	10/15/2019	10/15/2019		921,954

1,460,000	Jefferson, CA Union High School District[1]	6.250	08/01/2020	02/20/2019	B	1,614,526

180,000	Lancaster, CA Redevel. Agency Tax Allocation (Sheriffs Facility)	5.250	12/01/2016	12/01/2016		180,022

200,000	Livermore, CA Community Facilities District Special Tax (Tri Valley Tech Park)[1]	2.000	09/01/2018	03/04/2018	B	199,996

10,000	Lodi, CA Wastewater System[1]	4.750	10/01/2024	12/31/2016	A	10,030

8,945,000	Los Angeles County, CA Community Devel. Properties Floaters	0.830 [2]	09/01/2042	12/07/2016	A	8,945,000

20      OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value

California (Continued)

$45,000	Madera County, CA COP (Valley Children’s Hospital)	4.750%	03/15/2018	12/31/2016	A	$45,130

70,000	Metropolitan Water District of Southern California Linked SAVRS & RIBS[1]	5.750	08/10/2018	03/04/2018	B	73,541

30,000	Modesto, CA COP (Golf Course)[1]	5.000	11/01/2023	01/11/2021	B	31,513

1,850,000	Natomas, CA Unified School District[1]	5.950	09/01/2021	12/17/2018	B	1,991,247

860,000	Northern, CA Inyo County Local Hospital District[1,4]	6.000	12/01/2021	10/24/2019	A	918,936

150,000	Ontario, CA Improvement Bond Act 1915 Assessment District No. 108[1]	7.500	09/02/2020	03/02/2017	A	151,714

4,575,000	Orange County, CA COP (Civic Center Facilities)[4]	3.330 [3]	12/01/2018	06/02/2018	B	4,202,641

25,000	Palmdale, CA GO COP[1]	4.125	11/01/2018	12/31/2016	A	25,056

765,000	Pasadena, CA COP (Old Pasadena Parking Facility)[1]	6.250	01/01/2018	07/08/2017	B	785,586

30,000	Redding, CA Joint Powers Financing Authority	4.000	03/01/2017	12/31/2016	A	30,074

50,000	Redding, CA Redevel. Agency Tax Allocation (Canby-Hilltop-Cyprus Redevel.)	4.625	09/01/2017	12/31/2016	A	50,146

1,455,000	Riverbank, CA Elementary School District	3.611 [3]	08/01/2018	02/12/2018	B	1,376,503

630,000	Riverside County, CA Community Facilities District (Lake Hills Crest)[1]	5.000	09/01/2018	09/01/2018		665,620

665,000	Riverside County, CA Community Facilities District (Lake Hills Crest)[1]	5.000	09/01/2019	09/01/2019		717,655

695,000	Riverside County, CA Community Facilities District (Lake Hills Crest)[1]	5.000	09/01/2020	09/01/2020		762,415

120,000	Riverside County, CA Improvement Bond Act 1915 (Rivercrest Assessment District No. 168)[1]	5.000	09/02/2019	09/02/2019		129,229

125,000	Riverside County, CA Improvement Bond Act 1915 (Rivercrest Assessment District No. 168)[1]	5.000	09/02/2020	09/02/2020		136,817

115,000	Riverside County, CA Improvement Bond Act 1915 (Rivercrest Assessment District No. 168)[1]	5.000	09/02/2018	09/02/2018		121,368

290,000	Riverside County, CA Redevel. Agency (215 Corridor Redevel.)[1,4]	6.500	12/01/2021	01/18/2020	B	320,844

4,950,000	Sacramento, CA City Financing Authority[1]	5.400	11/01/2020	05/27/2019	B	5,331,397

25,000	Saddleback Valley, CA Unified School District[1]	5.650	09/01/2017	12/31/2016	A	25,099

375,000	San Bernardino County, CA COP (Medical Center Financing)[1]	5.500	08/01/2017	08/01/2017		386,257

150,000	San Bernardino, CA Joint Powers Financing Authority[1]	5.750	10/01/2017	10/01/2017		155,382

21      OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value

California (Continued)

$25,000	San Bernardino, CA Joint Powers Financing Authority[1]	5.750%	10/01/2018	10/01/2018		$26,791

35,000	San Bernardino, CA Joint Powers Financing Authority[1]	5.750	10/01/2017	10/01/2017		36,256

530,000	San Diego, CA Community Facilities District No. 3 Special Tax[1]	5.000	09/01/2021	09/01/2021		588,920

130,000	San Francisco, CA City & County, COP (30 Van Ness Avenue)[1]	4.600	09/01/2018	12/31/2016	A	130,387

50,000	San Francisco, CA City & County, COP (30 Van Ness Avenue)	4.700	09/01/2019	12/31/2016	A	50,153

1,545,000	San Jose, CA Redevel. Agency[1]	5.000	08/01/2026	08/01/2017	A	1,584,027

10,000	San Jose, CA Redevel. Agency (Merged Area Redevel.)[1]	4.750	08/01/2019	12/31/2016	A	10,024

45,000	San Rafael, CA Redevel. Agency Tax Allocation (Central San Rafael Redevel.)	4.500	12/01/2018	12/31/2016	A	45,129

25,000	Santa Ana, CA Community Redevel. Agency (South Main Street)[1]	4.100	09/01/2019	12/31/2016	A	25,050

25,000	Santa Barbara, CA Redevel. Agency (Central City)	4.900	03/01/2017	12/31/2016	A	25,081

70,000	Santa Clarita, CA Community College District COP	4.400	08/01/2018	12/31/2016	A	70,174

605,000	Santa Clarita, CA Community Facilities District (Valencia Town Center)[1]	5.000	11/15/2020	11/15/2020		660,648

300,000	Santa Clarita, CA Community Facilities District (Valencia Town Center)[1]	5.000	11/15/2019	11/15/2019		323,481

365,000	Santa Clarita, CA Community Facilities District (Valencia Town Center)[1]	5.000	11/15/2021	11/15/2021		402,507

255,000	Saugus, CA Union School District Community Facilities District No. 2002-1[1]	5.000	09/01/2021	09/01/2021		283,348

350,000	Southern CA Tobacco Securitization Authority[1]	4.750	06/01/2025	12/31/2016	A	357,805

40,000	Sweetwater, CA Union High School District COP[1]	4.375	09/01/2021	12/31/2016	A	40,100

200,000	Tuolumne County, CA GO1	4.000	11/01/2021	12/31/2016	A	200,194

820,000	Vallejo, CA Sanitation & Flood Control District[1]	5.000	07/01/2019	07/13/2018	B	851,955

445,000	Vernon, CA Electric System[1]	5.125	08/01/2021	01/08/2019	A	477,890

190,000	Vernon, CA Electric System[1]	5.125	08/01/2021	01/22/2019	C	203,346

200,000	West Kern County, CA Water District	4.200	06/01/2018	12/31/2016	A	200,508

250,000	Westlands, CA Water District[1]	5.000	09/01/2022	09/01/2022		286,263

250,000	Westlands, CA Water District[1]	5.000	09/01/2021	09/01/2021		282,500

22      OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value

California (Continued)

$12,975,000	Whittier, CA Health Facilities (PIH/ IC/IMC/DRMCH Obligated Group)[1]	4.900%	06/01/2026	08/30/2020	A	$13,987,310

						167,925,936

Colorado—1.2%
120,000	Arkansas River, CO Power Authority[1]	5.000	10/01/2020	04/25/2019	B	127,133

10,000	CMC, CO Academic Facilities (Colorado Junior Mountain College District)[1]	4.250	08/01/2023	12/31/2016	A	10,010

100,000	CO E-470 Public Highway Authority[1]	5.250	09/01/2018	01/20/2018	B	105,994

940,000	CO Health Facilities Authority (Evangelical Lutheran Good Samaritan/Good Samaritan Society HCBS Obligated Group)[1]	5.250	06/01/2022	12/31/2016	A	942,632

5,745,000	CO Health Facilities Authority (Valley View Hospital Association)[1]	5.500	05/15/2028	05/08/2018	A	5,992,265

5,000	CO Water Resources & Power Devel. Authority[1]	4.000	11/01/2017	12/31/2016	A	5,011

585,000	Larimer County, CO School District No. R-001 Poudre[1]	7.000	12/15/2016	12/15/2016		586,474

250,000	Larimer County, CO School District No. R-001 Poudre[1]	7.000	12/15/2016	12/15/2016		250,630

2,065,000	Public Authority for CO (Natural Gas Energy)[1]	5.750	11/15/2018	05/26/2018	B	2,151,895

15,000	Pueblo County, CO GO COP[1]	4.500	12/01/2024	12/31/2016	A	15,041

1,960,000	Southglenn, CO Metropolitan District[1]	3.000	12/01/2021	01/17/2020	B	1,877,425

5,000	Weld County, CO School District RE002	5.000	12/01/2021	12/31/2016	A	5,017

						12,069,527

Connecticut—0.0%
75,000	CT GO1	4.750	12/15/2022	12/15/2016	A	75,124

170,000	Darien, CT GO1	4.000	07/15/2019	07/15/2017	A	173,135

10,000	New Haven, CT GO1	4.000	02/01/2018	02/01/2017	A	10,054

25,000	Winchester, CT GO1	4.500	06/01/2019	12/31/2016	A	25,070

						283,383

District of Columbia—0.1%
625,000	District of Columbia (Kipp Charter School)[1]	5.000	07/01/2023	01/21/2022	B	691,325

15,000	District of Columbia Ballpark[1]	5.000	02/01/2018	12/31/2016	A	15,048

						706,373

Florida—7.3%
195,000	Belle Isle, FL Charter School (Cornerstone Charter Academy & Cornerstone Charter High School Obligated Group)[1]	5.500	10/01/2022	06/03/2020	B	209,136

23      OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value

Florida (Continued)

$225,000	Bonaventure, FL Devel. District Special Assessment[1]	5.125%	11/01/2022	12/31/2016	A	$225,443

100,000	Brevard County, FL Industrial Devel. Revenue (TUFF Florida Tech)[1]	6.000	11/01/2019	12/13/2018	B	102,794

15,000	Cape Coral, FL Wastewater & Irrigation[1]	4.250	07/01/2022	01/01/2017	A	15,015

40,000	Cape Coral, FL Wastewater & Irrigation[1]	4.200	07/01/2021	01/01/2017	A	40,041

35,000	Celebration, FL Community Devel. District[1]	5.125	05/01/2020	12/31/2016	A	35,083

35,000	Fishhawk, FL Community Devel. District	5.250	05/01/2018	12/31/2016	A	35,124

100,000	FL Capital Projects Financing Authority (Florida Universities Student Hsg.)[1]	5.125	10/01/2021	04/24/2020	B	99,687

1,000,000	FL Capital Trust Agency (Gardens Apartments)[1]	3.500	07/01/2025	06/27/2021	B	968,610

510,000	FL Dept. of Education (Community College)[1]	5.000	07/01/2021	01/01/2017	A	516,834

15,000	FL Dept. of General Services	4.750	09/01/2018	12/31/2016	A	15,047

10,000	FL Dept. of General Services[1]	4.500	09/01/2019	12/31/2016	A	10,029

5,000	FL Education System (State of Florida University Hsg. Facility)[1]	4.500	07/01/2019	01/01/2017	A	5,014

75,000	FL Education System (University of Florida Dept. of Hsg. & Residence Education Hsg. System)	5.000	07/01/2019	01/01/2017	A	75,254

25,000	FL Water Pollution Control[1]	4.875	01/15/2017	12/31/2016	A	25,083

40,000	Flagler County, FL School District	5.000	08/01/2018	12/31/2016	A	40,132

325,000	Gulf, FL Environmental Services[1]	5.000	10/01/2018	04/22/2018	B	339,995

35,000	Hernando County, FL School Board[1,4]	4.875	12/01/2018	12/31/2016	A	35,066

15,000	Hillsborough County, FL 4th Cent Tourist Devel. Tax[1]	4.125	10/01/2026	12/31/2016	A	15,037

80,000	Hillsborough County, FL Aviation Authority (Tampa International Airport)[1]	6.000	10/01/2017	10/01/2017		83,190

65,000	Indian River County, FL Revenue (Spring Training Facility)[1]	5.250	04/01/2017	12/31/2016	A	65,235

10,000	Manatee County, FL School District[1]	4.000	10/01/2017	12/31/2016	A	10,023

50,000	Marion County, FL GO1	4.625	08/01/2017	12/31/2016	A	50,153

50,000	Miami, FL (Homeland Defense/Improvement)[1]	5.000	01/01/2018	01/01/2017	A	50,163

13,740,000	Miami-Dade County, FL Expressway Authority (Toll System) Floaters	0.720 [2]	07/01/2025	12/07/2016	A	13,740,000

41,935,000	Miami-Dade County, FL School Board Floater	1.200 [2]	09/25/2024	12/08/2016	A	41,935,000

275,000	Pinellas County, FL Educational Facilities Authority (Pinellas Prep Academy)[1]	6.125	09/15/2021	11/11/2019	B	290,650

24      OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value

Florida (Continued)

$1,305,000	Port St. Lucie, FL Special Assessment (Southwest Annexation District)[1]	5.000%	07/01/2027	07/01/2017	A	$1,336,503

25,000	Sunrise, FL Special Tax District No. 1	4.875	10/01/2018	12/31/2016	A	25,081

310,000	Sunrise, FL Special Tax District No. 1	4.800	10/01/2017	12/31/2016	A	310,980

10,760,000	Tampa-Hillsborough County, FL Expressway Authority Floaters	0.780 [2]	07/01/2031	12/07/2016	A	10,760,000

						71,465,402

Georgia—0.3%
100,000	Atlanta & Fulton County, GA Recreation Authority[1]	4.250	12/01/2023	12/31/2016	A	100,258

25,000	Atlanta, GA Downtown Devel. Authority (Downtown Parking Deck)[1]	4.500	12/01/2026	12/31/2016	A	25,071

20,000	Atlanta, GA GO1,4	5.600	12/01/2018	03/06/2018	C	21,037

150,000	GA Medical Center Hospital Authority (CRH/CRHS/HHospital/ CRHSLT&HC/CAHS/TMC/ CHR/CHSvcs/DrsH/WMS Obligated Group)[1]	5.500	08/01/2018	02/04/2018	B	155,161

20,000	GA Municipal Assoc. (Atlanta Detention Center)[4]	5.000	12/01/2018	12/31/2016	A	20,067

65,000	GA Municipal Assoc. (Atlanta Detention Center)	5.000	12/01/2023	12/31/2016	A	65,214

30,000	GA Municipal Electric Authority[1]	5.000	01/01/2023	01/01/2017	A	30,089

520,000	GA Municipal Electric Authority[1]	5.700	01/01/2019	01/14/2018	B	540,623

575,000	GA Private Colleges & University Authority (Mercer University)[1]	5.000	10/01/2020	10/01/2020		622,208

280,000	GA Private Colleges & University Authority (Spelman College)	5.250	06/01/2021	12/31/2016	A	281,000

500,000	Gilmer County, GA GO1	5.000	04/01/2020	04/01/2017	A	507,055

5,000	Gwinnett County, GA Hospital Authority	4.500	10/01/2024	12/31/2016	A	5,014

310,000	Metropolitan Atlanta, GA Rapid Transit Authority[1]	6.250	07/01/2020	01/29/2019	B	338,790

						2,711,587

Idaho—0.2%
1,000,000	Canyon County, ID School District No. 131 Nampa[1]	5.000	07/30/2021	07/30/2017	A	1,022,340

500,000	ID Health Facilities Authority (Partners in Healthcare)[1]	2.500	05/01/2017	05/01/2017		499,595

						1,521,935

Illinois—12.1%
11,200,000	Centerpoint, IL Intermodal Center Program[1]	3.490 [2]	06/15/2023	12/16/2016	A	11,197,984

50,000	Chicago, IL Board of Education[1]	5.000	12/01/2016	12/01/2016		50,005

100,000	Chicago, IL Board of Education[1]	5.250	12/01/2018	12/31/2016	A	101,362

610,000	Chicago, IL Board of Education[1]	5.250	12/01/2020	12/31/2016	A	618,308

1,800,000	Chicago, IL Board of Education[1]	5.000	12/01/2025	12/31/2016	A	1,839,798

25      OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value

Illinois (Continued)

$325,000	Chicago, IL Board of Education[1]	5.000%	12/01/2018	12/31/2016	A	$332,186

600,000	Chicago, IL Board of Education[1]	5.000	12/01/2021	12/31/2016	A	613,266

760,000	Chicago, IL Board of Education[1]	5.000	12/01/2023	12/31/2016	A	776,804

555,000	Chicago, IL Board of Education[1]	5.000	12/01/2021	12/31/2016	A	562,076

550,000	Chicago, IL Board of Education[1]	5.000	12/01/2027	12/01/2018	A	570,685

100,000	Chicago, IL Board of Education[1]	5.000	12/01/2022	12/01/2017	A	102,131

21,475,000	Chicago, IL Board of Education[1]	6.000	01/01/2020	07/28/2018	B	22,432,141

400,000	Chicago, IL Board of Education (School Reform)	2.329 [3]	12/01/2016	12/01/2016		399,968

80,000	Chicago, IL Building Acquisition COP	5.400	01/01/2019	01/01/2017	A	80,285

840,000	Chicago, IL Building Acquisition COP	5.400	01/01/2018	01/01/2017	A	843,032

6,110,000	Chicago, IL City Colleges	3.895 [3]	01/01/2024	01/01/2024		4,426,695

495,000	Chicago, IL GO1	5.000	01/01/2026	01/01/2017	A	499,089

45,000	Chicago, IL GO1	5.000	01/01/2025	01/01/2017	A	45,372

470,000	Chicago, IL GO1	5.000	01/01/2024	01/01/2017	A	473,704

65,000	Chicago, IL GO1	5.000	01/01/2023	01/01/2017	A	65,512

195,000	Chicago, IL GO	5.000	01/01/2021	01/01/2017	A	198,516

100,000	Chicago, IL GO	5.000	01/01/2020	01/01/2017	A	100,331

25,000	Chicago, IL GO1	5.000	01/01/2020	01/01/2017	A	25,197

5,000	Chicago, IL GO1	4.250	01/01/2025	01/01/2017	A	5,010

1,105,000	Chicago, IL GO1	5.000	01/01/2018	01/01/2017	A	1,107,409

275,000	Chicago, IL GO1	5.250	01/01/2024	01/01/2018	A	284,188

11,835,000	Chicago, IL GO1	5.000	01/01/2019	01/01/2017	A	11,863,167

200,000	Chicago, IL GO1	5.000	01/01/2018	01/01/2017	A	200,662

15,000	Chicago, IL GO	5.000	01/01/2026	01/01/2017	A	15,050

100,000	Chicago, IL GO1	5.000	12/01/2021	12/31/2016	A	100,287

10,000	Chicago, IL GO1	5.000	01/01/2024	01/01/2017	A	10,083

5,000	Chicago, IL GO1	5.000	01/01/2022	01/01/2017	A	5,039

1,000,000	Chicago, IL GO1	5.000	01/01/2022	01/01/2018	A	1,030,850

4,925,000	Chicago, IL GO1	5.000	01/01/2021	01/01/2017	A	4,963,809

100,000	Chicago, IL GO1	5.000	12/01/2020	12/31/2016	A	100,287

2,050,000	Chicago, IL GO1	5.000	12/01/2024	12/31/2016	A	2,055,904

100,000	Chicago, IL O’Hare International Airport[1]	5.000	01/01/2020	01/01/2017	A	100,360

2,185,000	Chicago, IL Public Building Commission (Chicago School Reform)[1]	5.250	12/01/2016	12/01/2016		2,185,131

150,000	Chicago, IL Sales Tax[1]	5.000	01/01/2024	01/01/2017	A	151,996

170,000	Chicago, IL Sales Tax[1]	5.000	01/01/2022	01/01/2017	A	172,263

100,000	Chicago, IL Sales Tax[1]	5.000	01/01/2019	01/01/2017	A	101,331

75,000	Chicago, IL State University (Auxiliary Facilities System)[4]	5.000	12/01/2018	12/31/2016	A	75,246

250,000	Chicago, IL Waterworks[1]	5.000	11/01/2024	12/31/2016	A	250,820

190,000	Chicago, IL Waterworks[1]	5.000	11/01/2023	12/31/2016	A	190,623

30,000	Cook County, IL High School District No. 209 Proviso Township[1]	5.000 [5]	12/01/2018	12/01/2016	A	30,004

26      OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value

Illinois (Continued)

$380,000	Cook County, IL School District No. 148 Dolton[1]	4.750%	12/01/2022	12/01/2018	A	$396,108

3,750,000	Cook County, IL School District No. 163 Park Forest[1]	5.000	01/01/2026	12/31/2016	A	3,762,075

4,460,000	Cook County, IL School District No. 168 Sauk Villa[1]	5.000	12/01/2026	01/14/2017	A	4,476,368

300,000	DeKalb County, IL Community Unit School District No. 424	1.325 [3]	01/01/2018	01/01/2018		293,916

75,000	East Dundee, IL Tax Increment (Route 25 South Redevel.)[1,4]	5.250	12/01/2022	12/01/2022		74,410

105,000	Eastern Illinois University (Auxiliary Facilities System)[1]	4.125	04/01/2022	12/31/2016	A	105,215

5,000	Eastern Illinois University (Auxiliary Facilities System)[1]	3.850	04/01/2017	12/31/2016	A	5,011

25,000	Forest Park, IL GO	4.850	12/01/2016	12/01/2016		25,003

405,000	Gurnee, IL Park District[1]	4.800	01/01/2017	01/01/2017		406,365

1,290,000	IL Civic Center[1,4]	6.250	12/15/2020	01/30/2019	B	1,372,766

5,000	IL COP[1]	6.375	07/01/2017	01/01/2017	A	5,013

5,000	IL COP	5.800	07/01/2017	01/01/2017	A	5,012

65,000	IL Finance Authority (AHCN/ AH&HC/ANSHN/ACMC/ASH Obligated Group)[1]	5.500	11/01/2018	05/06/2018	B	68,645

1,540,000	IL Finance Authority (Rehabilitation Institute of Chicago)[1]	5.000	07/01/2021	07/01/2021		1,707,213

1,000,000	IL Finance Authority (Rehabilitation Institute of Chicago)[1]	5.000	07/01/2022	07/01/2022		1,123,200

1,000,000	IL Finance Authority (Rehabilitation Institute of Chicago)[1]	5.000	07/01/2023	07/01/2023		1,134,050

25,000	IL GO	5.000	09/01/2019	12/02/2016	A	25,006

5,715,000	IL GO Floaters	0.820 [2]	05/01/2033	12/22/2016	A	5,715,000

15,000	IL Health Facilities Authority (Michael Reese Hospital & Medical Center)[1]	7.600	02/15/2019	12/31/2016	A	16,080

365,000	IL Hsg. Devel. Authority[1]	4.625	07/01/2023	07/01/2017	A	370,077

150,000	IL Medical District COP[1]	5.000	06/01/2022	12/31/2016	A	150,171

2,795,000	IL Regional Transportation Authority[1]	5.000	07/01/2022	01/01/2017	A	2,803,776

630,000	Kankakee & Will Counties, IL Community Unit School District No. 5[1]	4.125	12/01/2026	06/01/2017	A	635,229

580,000	Kankakee & Will Counties, IL Community Unit School District No. 5[1]	4.125	12/01/2024	06/01/2017	A	585,522

4,000,000	Kendall County, IL Forest Preserve District[1]	5.250	01/01/2023	01/01/2018	A	4,145,960

10,000,000	Kendall Kane & Will Counties, IL Community Unit School District No. 308[1]	5.000	02/01/2026	02/01/2017	A	10,071,400

27      OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value

Illinois (Continued)

$100,000	La Salle & DeKalb Counties, IL Community Unit School District No. 1[1,4]	4.100%	12/30/2017	07/04/2017	B	$101,473

45,000	Lake County, IL School District No. 38 (Big Hallow)	3.481 [3]	02/01/2017	02/01/2017		44,864

500,000	Lansing, IL GO1	4.000	03/01/2018	03/01/2018		513,375

1,000,000	Lemont, IL GO1	4.850	12/01/2016	12/01/2016		1,000,120

310,000	Matteson, IL Waterworks[1]	4.000	12/01/2019	12/31/2016	A	310,226

150,000	Riverdale, IL GO1	4.800	01/01/2023	01/01/2017	A	150,168

225,000	Riverdale, IL GO1	4.500	01/01/2017	01/01/2017		225,594

300,000	Saint Clair County, IL School District No. 189 East Saint Louis[1]	5.100	01/01/2020	01/01/2020		293,625

100,000	Southwestern IL Devel. Authority (Belleville Township)	4.000	10/01/2018	12/31/2016	A	100,195

250,000	Southwestern, IL Devel. Authority (Granite City)[1]	5.250	03/01/2023	03/01/2019	A	254,420

1,020,000	University of Illinois Board of Trustees COP[1]	5.250	10/01/2026	10/01/2017	A	1,052,640

2,110,000	University of Illinois Board of Trustees COP[1]	5.250	10/01/2022	10/01/2017	A	2,178,913

370,000	University Park IL (Village of University Park Illinois)[1]	4.100	12/01/2017	12/31/2016	A	370,962

385,000	University Park IL (Village of University Park Illinois)[1]	4.200	12/01/2018	12/31/2016	A	385,970

280,000	University Park IL (Village of University Park Illinois)[1]	4.250	12/01/2017	12/31/2016	A	280,655

70,000	University Park IL (Village of University Park Illinois)	4.250	12/01/2018	12/31/2016	A	70,134

700,000	Western IL EDA (Jacksonville School District No. 117)[1]	2.000	01/01/2018	01/01/2018		704,431

750,000	Will County, IL School District No. 88A Richland[1]	4.100	10/01/2025	10/01/2019	A	775,253

						119,645,575

Indiana—1.3%
890,000	Gary Chicago, IN International Airport Authority[1]	5.500	02/01/2025	02/01/2019	A	926,081

1,000,000	Hammond, IN Local Public Improvement District[1]	5.000	02/01/2024	02/01/2018	A	1,021,970

6,625,000	IN Hsg. & Community Devel. Authority (Single Family Mtg.)[1]	0.770 [2]	07/01/2039	12/07/2016	A	6,625,000

3,000,000	Indiana, IN Bond Bank Special Program Floaters	0.850 [2]	04/15/2018	12/07/2016	A	3,000,000

615,000	Merrillville, IN Economic Devel. (Belvedere Hsg.)[1]	5.050	04/01/2026	06/11/2023	B	587,903

835,000	Michigan City, IN Multifamily Hsg. (Silver Birch Project)[1]	4.500	01/01/2026	08/17/2023	B	789,016

						12,949,970

28      OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value

Iowa—0.0%
$265,000	Carlisle, IA Community School District[1]	4.000%	05/01/2022	12/31/2016	A	$265,318

15,000	IA HFA (Multifamily Hsg.)[1]	6.000	04/01/2021	04/01/2017	A	15,153

20,000	Iowa State University of Science & Technology[1]	4.250	07/01/2024	01/01/2017	A	20,060

25,000	Iowa State University of Science & Technology	4.125	07/01/2021	01/01/2017	A	25,072

130,000	Keokuk, IA Hospital Facility (Keokuk Area Hospital)[1]	5.250	12/01/2021	12/31/2016	A	130,422

						456,025

Kansas—0.0%
20,000	Johnson County, KS GO1	4.000	09/01/2017	12/31/2016	A	20,051

70,000	KS Devel. Finance Authority (Emporia State University)[1]	4.200	04/01/2021	12/31/2016	A	70,178

225,000	Olathe, KS Health Facilities (Olathe Medical Center/Olathe Medical Services/Miami County Medical Center Obligated Group)[1]	5.125	09/01/2019	09/01/2017	A	231,273

						321,502

Kentucky—0.5%
460,000	Corbin, KY Independent School District[1]	2.000	02/01/2018	02/01/2018		463,095

5,000,000	KY EDFA (Masonic Home Independent Living II)[1]	2.500	05/15/2022	05/15/2022		4,705,850

10,000	KY Rural Water Finance Corp.[1]	4.375	02/01/2023	12/31/2016	A	10,027

10,000	KY Rural Water Finance Corp.[1]	4.750	02/01/2028	12/31/2016	A	10,030

						5,189,002

Louisiana—2.8%
18,560,000	LA Local Government EF&CD Authority (Woman’s Hospital Foundation) Floaters	0.740 [2]	10/01/2034	12/07/2016	A	18,560,000

1,000,000	LA Public Facilities Authority (Nineteenth Judicial District Court Building)[1]	4.500	06/01/2021	06/01/2017	A	1,017,740

5,690,000	LA Tobacco Settlement Financing Corp. (TASC)[1]	5.000	05/15/2026	05/15/2017	A	5,779,959

1,750,000	LA Tobacco Settlement Financing Corp. (TASC)[1]	5.000	05/15/2020	05/15/2020		1,895,512

390,000	Monroe, LA Sales Tax[1]	3.000	03/01/2020	12/31/2016	A	390,250

						27,643,461

Maine—0.0%
50,000	ME H&HEFA (Central Maine Medical Center)[1]	4.400	07/01/2025	01/01/2017	A	50,053

Maryland—0.0%
100,000	MD Community Devel. Administration (Dept. of Hsg. & Community Devel.)[1]	4.400	07/01/2021	01/01/2017	A	100,192

29      OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value

Maryland (Continued)

$35,000	MD H&HEFA (Johns Hopkins Health System)	4.987%[3]	07/01/2019	07/01/2018	B	$31,356

50,000	Prince Georges County, MD IDA (Upper Marlboro Justice)	4.250	06/30/2019	12/31/2016	A	50,131

						181,679

Massachusetts—0.8%
10,000	Clinton, MA GO	4.750	03/15/2017	12/31/2016	A	10,032

250,000	MA Devel. Finance Agency (Avon Association)[1]	5.000	04/01/2018	04/01/2018		258,757

345,000	MA Devel. Finance Agency (Lawrence General Hospital)[1]	5.000	07/01/2018	07/01/2018		358,596

15,000	MA Devel. Finance Agency (Linden Ponds)[1]	4.680	11/15/2021	11/15/2021		14,688

32,459	MA Devel. Finance Agency (Linden Ponds)[1]	6.250	11/15/2018	05/03/2018	B	33,086

380,000	MA Devel. Finance Agency (Wheelock College)[1]	5.000	10/01/2017	10/01/2017		388,691

185,000	MA H&EFA (Harvard Pilgrim Health Care/Pilgrim Health Care Obligated Group)[1]	4.750	07/01/2022	01/01/2017	A	185,387

40,000	MA Ralph C. Mahar Regional School District	4.000	08/01/2019	12/31/2016	A	40,095

50,000	MA Ralph C. Mahar Regional School District[1]	4.000	08/01/2018	12/31/2016	A	50,119

4,000,000	MA School Building Authority[1]	5.000	08/15/2025	08/15/2022	A	4,587,240

1,750,000	MA Special Obligation[1,6]	1.854	01/01/2018	01/01/2017	A	1,765,943

100,000	MA Special Obligation (Consolidated Loan)[1,6]	3.396	06/01/2017	12/02/2016	A	100,433

10,000	Worcester, MA GO1	4.200	11/01/2024	12/31/2016	A	10,025

						7,803,092

Michigan—2.1%
400,000	Allen Park, MI GO1	4.000	04/01/2020	12/31/2016	A	400,816

360,000	Charyl Stockwell Academy, MI Public School Academy[1]	4.875	10/01/2023	12/08/2020	B	357,912

4,000,000	Detroit, MI City School District Floaters[1]	0.800 [2]	11/01/2031	12/07/2016	A	4,000,000

1,100,000	Detroit, MI Downtown Devel. Authority	4.750	07/01/2025	01/01/2017	A	1,111,352

31,000	Detroit, MI GO	5.250	04/01/2019	12/31/2016	A	31,088

2,325	Detroit, MI GO1	4.000	04/01/2017	12/31/2016	A	2,329

9,300	Detroit, MI GO	5.250	04/01/2017	12/31/2016	A	9,326

515,000	Detroit, MI Sewer Disposal System[1]	5.500	07/01/2017	07/01/2017		528,014

50,000	Detroit, MI Sewer Disposal System[1]	5.250	07/01/2019	07/01/2017	A	50,976

50,000	Detroit, MI Sewer Disposal System	5.739 [3]	07/01/2018	07/01/2018		46,998

50,000	Detroit, MI Water Supply System[1]	4.800	07/01/2018	07/01/2018		52,592

160,000	Elba, MI GO1	4.125	05/01/2017	05/01/2017		162,093

100,000	Highland Park, MI Building Authority[1]	7.750	05/01/2018	01/22/2018	B	106,954

30      OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value

Michigan (Continued)

$345,000	Lapeer, MI GO1,4	5.000%	12/01/2017	12/01/2017		$351,313

8,750,000	MI Finance Authority (Detroit School District)[1]	5.500	06/01/2021	06/01/2017	A	9,214,888

850,000	MI Hsg. Devel. Authority, Series A1	4.750	10/01/2019	04/02/2018	A	883,150

570,000	Muskegon Heights, MI Water System[1]	4.000	11/01/2026	05/01/2017	A	572,537

50,000	Northville, MI Public Schools[1]	4.000	05/01/2019	12/31/2016	A	50,099

1,400,000	Summit Academy North, MI Public School Academy[1]	4.000	11/01/2024	11/11/2023	B	1,318,954

10,000	Taylor, MI School District[1]	4.125	05/01/2019	12/31/2016	A	10,024

100,000	Taylor, MI School District[1]	4.250	05/01/2022	12/31/2016	A	100,256

1,115,000	Wayne County, MI Downriver Sewer Disposal[1]	5.125	11/01/2018	05/01/2017	A	1,126,607

375,000	Wayne, MI GO1	4.400	10/01/2021	04/01/2017	A	375,574

						20,863,852

Minnesota—0.6%
165,000	Minneapolis, MN Multifamily Hsg. (Cameron Building)	3.000	01/01/2018	01/01/2018		164,647

845,000	Minneapolis, MN Multifamily Hsg. (Plymouth Stevens House)[1]	2.000	12/01/2017	12/01/2017		843,530

3,500,000	Minneapolis, MN Multifamily Hsg. (Plymouth Stevens House)[1]	1.000	12/01/2017	12/01/2017		3,491,180

565,000	St. Paul, MN Hsg. & Redevel. Authority (Higher Ground Academy)[1,4]	5.000	12/01/2018	06/07/2018	B	589,272

750,000	St. Paul, MN Hsg. & Redevel. Authority Charter School (St. Paul City School)[1]	4.500	07/01/2028	02/23/2024	B	700,980

205,000	Woodbury, MN Charter School (MSA Building Company)[1]	3.650	12/01/2020	12/01/2020		210,642

100,000	Woodbury, MN Charter School (MSA Building Company)[1]	2.900	12/01/2017	12/01/2017		100,819

180,000	Woodbury, MN Charter School (MSA Building Company)[1]	2.650	12/01/2016	12/01/2016		180,003

						6,281,073

Mississippi—0.1%
800,000	MS Devel. Bank (Jackson Water & Sewer System)[1]	5.250	12/01/2022	12/01/2022		911,872

135,000	Parkway East, MS Public Improvement District[1]	4.250	05/01/2020	11/19/2018	B	134,455

						1,046,327

Missouri—1.7%
385,000	Brentwood, MO Tax Increment (Hanley Stadium Redevel.)[1]	3.200	11/01/2021	02/24/2018	B	376,557

385,000	Howard Bend, MO Levee District[1]	4.200	03/01/2020	03/01/2017	A	385,323

575,000	Howard Bend, MO Levee District[1]	4.250	03/01/2022	09/03/2021	B	574,621

355,000	Howard Bend, MO Levee District[1]	4.125	03/01/2018	03/01/2017	A	355,848

370,000	Howard Bend, MO Levee District[1]	4.150	03/01/2019	03/01/2017	A	370,503

31      OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value

Missouri (Continued)

$385,000	Kansas City, MO IDA (Sales Tax)[1]	4.250%	04/01/2026	12/25/2022	B	$358,789

1,300,000	Maplewood Richmond Heights, MO School District[1]	5.000	03/01/2020	03/01/2017	A	1,312,402

2,215,000	MO Devel. Finance Board (Branson Landing)[1]	6.000	06/01/2020	02/03/2019	B	2,359,329

70,000	MO Environmental Improvement & Energy Resources Authority[1]	5.500	07/01/2019	01/01/2017	A	70,270

25,000	MO Environmental Improvement & Energy Resources Authority[1]	5.375	01/01/2017	01/01/2017		25,093

40,000	MO Environmental Improvement & Energy Resources Authority	5.000	01/01/2020	01/01/2017	A	40,136

150,000	MO Monarch-Chesterfield Levee District[1]	5.750	03/01/2019	12/31/2016	A	150,590

9,960,000	St. Louis, MO Airport (Lambert-St. Louis International Airport) Floaters[1]	0.730 [2]	07/01/2026	12/07/2016	A	9,960,000

240,000	Union, MO R-XI School District COP[1]	4.500	03/01/2017	12/31/2016	A	240,581

						16,580,042

Nevada—1.0%
1,150,000	Boulder City, NV Utility	5.000	09/01/2017	12/31/2016	A	1,153,887

1,340,000	Clark County, NV Improvement District (Caesars Palace Realty Corp./Parball Corp. Obligated Group)[1]	4.500	08/01/2025	08/01/2017	A	1,367,336

140,000	Clark County, NV School District[1]	5.000	06/15/2021	06/15/2018	A	148,298

2,000,000	Clark County, NV School District[1]	3.500	06/15/2024	06/15/2017	A	2,028,160

1,045,000	North Las Vegas, NV GO1	5.000	05/01/2021	12/31/2016	A	1,045,742

1,500,000	North Las Vegas, NV Wastewater Reclamation System[1]	5.000	10/01/2023	12/31/2016	A	1,500,675

1,000,000	North Las Vegas, NV Wastewater Reclamation System[1]	5.000	10/01/2022	12/31/2016	A	1,000,500

1,105,000	North Las Vegas, NV Wastewater Reclamation System[1]	5.000	10/01/2021	12/31/2016	A	1,105,785

60,000	Reno, NV Hospital (RRMC/RTCS/ RSMMC Obligated Group)[1]	5.500	06/01/2023	06/01/2018	A	63,266

590,000	Reno, NV Hospital (RRMC/RTCS/ RSMMC Obligated Group)[1]	5.500	06/01/2023	06/01/2018	A	628,279

5,000	Reno, NV Redevel. Agency (Downtown Redevel.)	5.000	09/01/2017	12/31/2016	A	5,014

						10,046,942

New Jersey—10.3%
600,000	Atlantic City, NJ GO1	5.500	02/15/2017	02/15/2017		602,808

425,000	Bound Brook Boro, NJ GO1	4.000	02/15/2020	02/15/2018	A	440,037

25,000	Brick Township, NJ Municipal Utilities Authority[1]	4.125	12/01/2027	12/31/2016	A	25,023

2,525,000	Casino Reinvestment Devel. Authority of NJ1	5.250	01/01/2019	01/01/2017	A	2,532,550

32      OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value

New Jersey (Continued)

$1,500,000	Casino Reinvestment Devel. Authority of NJ	5.250%	01/01/2024	01/01/2017	A	$1,503,270

3,515,000	Casino Reinvestment Devel. Authority of NJ1	5.000	11/01/2023	11/01/2023		3,634,545

25,000	Casino Reinvestment Devel. Authority of NJ	5.250	06/01/2018	12/31/2016	A	25,467

145,000	Casino Reinvestment Devel. Authority of NJ1	5.250	06/01/2019	12/31/2016	A	147,706

155,000	Casino Reinvestment Devel. Authority of NJ1	5.125	01/01/2017	01/01/2017		155,538

260,000	Gloucester County, NJ Utilities Authority[1]	4.250	01/01/2021	01/01/2017	A	260,629

20,000	Lindenwold, NJ GO1	4.050	12/01/2016	12/01/2016		20,002

150,000	Lyndhurst, NJ GO	4.700	05/01/2017	12/31/2016	A	150,468

500,000	Newark, NJ GO1	5.000	07/15/2019	07/15/2019		524,815

500,000	Newark, NJ GO1	5.000	07/15/2018	07/15/2018		518,990

500,000	Newark, NJ GO1	5.000	07/15/2017	07/15/2017		508,465

325,000	Newark, NJ GO1	5.000	07/15/2017	07/15/2017		330,502

335,000	Newark, NJ GO1	5.000	07/15/2019	07/15/2019		351,626

330,000	Newark, NJ GO1	5.000	07/15/2018	07/15/2018		342,533

200,000	Newark, NJ Hsg. Authority[1]	4.000	12/01/2016	12/01/2016		200,016

2,500,000	NJ Building Authority[1]	5.000	06/15/2025	06/15/2025		2,766,825

40,000	NJ COP Equipment Lease Purchase[1]	5.000	06/15/2017	12/31/2016	A	40,130

7,660,000	NJ EDA (Motor Vehicle Surcharges)[1]	5.250	07/01/2025	07/01/2025		8,577,362

10,000	NJ EDA (Motor Vehicle Surcharges)[1]	4.500	07/01/2024	01/01/2017	A	10,029

15,000	NJ EDA (Municipal Loan Pool)[1]	4.625	11/15/2020	12/31/2016	A	15,044

10,000,000	NJ EDA (Port Newark Container Terminal)[1]	0.800 [2]	07/01/2030	12/07/2016	A	10,000,000

6,000,000	NJ EDA (School Facilities Construction)[1]	5.500	09/01/2024	09/01/2024		6,576,240

3,010,000	NJ EDA (School Facilities Construction)[1]	5.500	09/01/2023	09/01/2023		3,405,153

250,000	NJ EDA (School Facilities Construction)[1]	2.273 [2]	02/01/2018	01/01/2017	A	250,855

2,000,000	NJ EDA (School Facilities Construction)[1]	5.000	03/01/2023	03/01/2023		2,128,780

1,000,000	NJ Educational Facilities Authority (Higher Education)[1]	5.000	06/15/2026	06/15/2024	A	1,042,580

20,000	NJ Educational Facilities Authority (Rowan University)[1]	4.125	07/01/2026	07/01/2017	A	20,299

45,000	NJ Educational Facilities Authority (University of Medicine and Dentistry of New Jersey)[1,4]	6.000	12/01/2017	12/01/2017	B	46,239

12,795,000	NJ Health Care Facilities Financing Authority (Hackensack University Medical Center)[1]	5.125	01/01/2021	11/28/2017	A	13,201,241

10,000	NJ Hsg. & Mtg. Finance Agency[1]	4.375	11/01/2019	12/31/2016	A	10,021

15,000	NJ Sports & Expositions Authority	4.125	09/01/2018	12/31/2016	A	15,037

33      OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value

New Jersey (Continued)

$20,000	NJ Tobacco Settlement Financing Corp.[1]	4.625%	06/01/2026	03/04/2025	B	$ 19,827

25,200,000	NJ Tobacco Settlement Financing Corp.	5.302 [3]	06/01/2041	06/01/2017	A	6,587,280

9,965,000	NJ Tobacco Settlement Financing Corp.[1,4]	4.500	06/01/2023	06/01/2017	A	10,050,300

3,850,000	NJ Tobacco Settlement Financing Corp.	5.389 [3]	06/01/2041	06/01/2017	A	991,760

200,000	NJ Transportation Trust Fund Authority[1]	5.500	12/15/2017	12/15/2017		208,416

12,160,000	NJ Transportation Trust Fund Authority[1]	5.500	12/15/2019	12/15/2019		13,276,531

405,000	NJ Transportation Trust Fund Authority[1]	5.500	12/15/2016	12/15/2016		405,786

4,505,000	NJ Transportation Trust Fund Authority[1]	5.250	12/15/2023	12/15/2023		4,869,139

1,645,000	NJ Transportation Trust Fund Authority[1]	5.000	06/15/2025	06/15/2022	A	1,793,395

1,370,000	NJ Transportation Trust Fund Authority[1]	5.250	12/15/2023	12/15/2023		1,538,058

950,000	Paterson, NJ GO1	3.500	03/15/2017	03/15/2017		955,244

260,000	South Jersey, NJ Port Corp.[1]	3.000	01/01/2017	01/01/2017		260,263

						101,336,824

New Mexico—0.1%
210,000	Farmington, NM Hospital (San Juan Regional Medical Center)[1]	5.000	06/01/2023	12/31/2016	A	210,597

665,000	University of New Mexico[1]	6.000	06/01/2021	03/31/2019	B	728,607

						939,204

New York—4.0%
455,000	Albany, NY IDA (Sage Colleges)[1]	5.250	04/01/2019	04/13/2018	B	449,085

2,375,000	Buffalo & Erie County, NY Industrial Land Devel. (Medaille College)[1]	5.000	04/01/2022	11/23/2019	B	2,417,109

750,000	Dutchess County, NY IDA (Bard College)[1]	5.000	08/01/2022	08/01/2017	A	752,055

500,000	Jefferson County, NY IDA Solid Waste Disposal (Reenergy Black River LLC)	4.750	01/01/2020	10/15/2018	B	485,815

3,000,000	Nassau County, NY Tobacco Settlement Corp. (TASC)[1]	5.250 [5]	06/01/2026	06/01/2026		2,935,740

300,000	NY Counties Tobacco Trust VI (TASC)[1]	5.000	06/01/2022	06/01/2022		341,355

685,000	NY Counties Tobacco Trust VI (TASC)[1]	5.000	06/01/2023	06/01/2023		788,976

460,000	NY Counties Tobacco Trust VI (TASC)[1]	5.000	06/01/2026	06/01/2026		530,274

350,000	NY Counties Tobacco Trust VI (TASC)[1]	5.000	06/01/2021	06/01/2021		392,749

34      OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value

New York (Continued)

$155,000	NY Counties Tobacco Trust VI (TASC)[1]	4.000%	06/01/2019	06/01/2019		$ 163,835

345,000	NY Counties Tobacco Trust VI (TASC)[1]	4.000	06/01/2020	06/01/2020		369,274

700,000	NY MTA, Series O1	5.500	07/01/2017	07/01/2017		719,194

645,000	NY Triborough Bridge & Tunnel Authority[1]	5.500	01/01/2017	01/01/2017		647,632

6,455,000	NYC GO1	5.000	08/01/2022	08/01/2021	A	7,353,988

9,070,000	NYC GO1	5.000	10/01/2022	10/01/2022		10,444,196

70,000	NYC GO1,6	2.922	08/01/2017	02/01/2017	A	70,075

210,000	NYC IDA (Queens Baseball Stadium)[1]	5.000	01/01/2018	01/01/2017	A	210,693

1,380,000	NYS DA (ALIA-PSCH)[1,4]	4.800	12/01/2023	02/21/2021	B	1,358,306

20,000	NYS DA (Brookdale Family Care Centers/Urban Strategies-Brookdale Family Care Center Obligated Group)[1]	4.000	11/15/2017	12/31/2016	A	20,050

5,000	NYS DA (Special Act School Districts)	6.000	07/01/2019	01/01/2017	A	5,021

2,365,000	NYS UDC (State Facilities)[1]	5.700	04/01/2020	10/26/2018	B	2,550,960

4,000,000	Oyster Bay, NY GO1	4.000	06/01/2018	06/01/2018		4,014,360

1,688,016	Poughkeepsie City, NY GO	3.750	05/07/2017	05/07/2017		1,692,743

100,000	Poughkeepsie City, NY GO1	4.000	03/15/2019	12/31/2016	A	100,198

100,000	Ramapo, NY GO	4.000	08/01/2021	12/31/2016	A	100,235

50,000	Ramapo, NY GO	4.000	08/01/2020	12/31/2016	A	50,118

455,000	St. Lawrence County, NY IDA (Curran Renewable Energy)[1,4]	6.200	12/01/2017	12/01/2017		451,556

30,000	Suffolk County, NY IDA (Dowling College)[7]	6.700	12/01/2020	07/01/2019	B	8,996

						39,424,588

North Carolina—0.0%
250,000	NC Medical Care Commission (Catholic Health East)[1]	5.250	11/15/2022	05/15/2017	A	254,750

North Dakota—0.2%
1,000,000	Rolette, ND Loan Anticipation	1.250	02/01/2018	02/01/2018		995,630

415,000	Williston, ND GO1	1.000	05/01/2017	05/01/2017		414,428

80,000	Williston, ND Sales Tax[1]	3.000	05/01/2020	03/15/2020	B	77,939

						1,487,997

Ohio—1.4%
150,000	Akron, OH Sewer System[1]	5.000	12/01/2017	12/01/2017		155,269

30,000	Cincinnati, OH GO1	4.250	12/01/2017	12/31/2016	A	30,083

10,000	Cleveland, OH Public Power System (Dept. of Public Utilities Division of Public Power)[1]	5.000	11/15/2019	12/31/2016	A	10,033

6,730,000	Cleveland, OH Waterworks (Dept. of Public Utilities Division)[1]	5.500	01/01/2021	02/09/2019	B	7,281,591

90,000	Lorain, OH Urban Renewal[1]	4.250	12/01/2017	12/31/2016	A	90,210

485,000	Marion County, OH GO1	4.000	12/01/2022	12/31/2016	A	485,941

35      OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value

Ohio (Continued)

$2,460,000	OH Higher Education Facility Commission (University of Dayton)[1,6]	1.973%	12/01/2023	12/01/2023		$ 2,396,680

2,325,000	OH Higher Educational Facility Commission (Hiram College)[1]	6.000	10/01/2021	09/15/2018	A	2,354,551

1,000,000	OH River South Authority (Lazarus Building Redevel)[1]	5.750	12/01/2027	12/01/2017	A	1,025,440

10,000	OH University of Toledo[1]	4.125	06/01/2024	12/31/2016	A	10,024

75,000	OH University of Toledo[1]	5.000	06/01/2018	12/31/2016	A	75,237

110,000	Solon, OH School District[1]	5.500	12/01/2016	12/01/2016		110,014

						14,025,073

Oklahoma—0.4%
670,000	McGee Creek, OK Water Authority[1,4]	6.000	01/01/2023	03/26/2020	B	734,440

2,490,000	OK Devel. Finance Authority (Haverland Carter Lifestyle Group/La Vida Llena/Sommerset Neighborhood Obligated Group)[1]	5.000	07/01/2025	09/22/2022	B	2,670,351

170,000	OK Municipal Power Authority[1,4]	5.750	01/01/2024	08/22/2019	B	189,759

20,000	Oklahoma County, OK HFA (Single Family Mtg.)[1]	4.300	10/01/2020	12/31/2016	A	20,038

						3,614,588

Oregon—0.0%
10,000	OR Bond Bank (OR Economic & Community Devel.)[1]	4.000	01/01/2024	01/01/2017	A	10,214

210,000	OR Health & Science University	2.975 [3]	07/01/2021	07/29/2019	B	179,468

10,000	Tualatin, OR GO1	4.000	12/15/2022	12/31/2016	A	10,023

40,000	Umatilla County, OR Hospital Facility Authority (Catholic Health Initiatives)[1]	4.750	05/01/2029	12/31/2016	A	40,124

20,000	Umatilla County, OR Hospital Finance Authority (Catholic Health Initiatives)	5.000	05/01/2022	12/31/2016	A	20,066

10,000	Umatilla County, OR Hospital Finance Authority (Catholic Health Initiatives)[1]	5.500	03/01/2022	12/31/2016	A	10,038

100,000	Umatilla County, OR School District No. 61 (Stanfield)[1]	3.950	06/15/2018	12/31/2016	A	100,227

						370,160

Other Territory—2.9%
5,000,000	Public Hsg. Capital Fund Multi- State Revenue Trust I SPEARS[1]	1.100 [2]	12/01/2029	12/07/2016	A	5,000,000

7,875,000	Public Hsg. Capital Fund Multi- State Revenue Trust II SPEARS[1]	1.220 [2]	09/01/2029	12/07/2016	A	7,875,000

703,672	Public Hsg. Capital Fund Multi- State Revenue Trust III[1]	5.000	07/01/2022	07/01/2022		717,935

14,815,000	Public Hsg. Capital Fund Multi- State Revenue Trust III SPEARS[1]	1.220 [2]	06/01/2030	12/07/2016	A	14,815,000

						28,407,935

36      OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value

Pennsylvania—3.6%
$150,000	Allegheny County, PA HDA (Jefferson Regional Medical Center)[1]	4.750%	05/01/2025	05/01/2017	A	$ 151,497

1,500,000	Bangor, PA Area School District[1]	2.500	03/15/2023	09/15/2017	A	1,503,555

20,000	Dauphin County, PA General Authority (Pinnacle Health)[1]	5.250	06/01/2017	06/01/2017		20,428

65,000	Dauphin County, PA General Authority (Pinnacle Health)[1]	5.250	06/01/2017	06/01/2017		66,437

1,000,000	Delaware Valley, PA Regional Financial Authority[1]	5.750	07/01/2017	07/01/2017		1,026,900

3,100,000	Erie County, PA Hospital Authority (St. Vincent’s Health)[1]	7.000	07/01/2027	07/01/2020	A	3,186,738

365,000	Hazleton, PA GO1	4.100	12/01/2019	12/31/2016	A	365,894

355,000	Hazleton, PA GO1	4.050	12/01/2018	12/31/2016	A	355,909

345,000	Hazleton, PA GO1	4.000	12/01/2017	12/31/2016	A	345,914

200,000	Lancaster County, PA Hospital Authority (St. Anne’s Retirement Community)[1]	3.750	04/01/2017	04/01/2017		200,688

2,075,000	Luzerne County, PA GO1	5.000	05/15/2022	05/15/2022		2,288,455

2,260,000	Luzerne County, PA GO1	5.000	05/15/2023	05/15/2023		2,515,968

1,115,000	Luzerne County, PA GO1	7.000	11/01/2018	05/13/2018	B	1,193,362

2,795,000	Luzerne County, PA GO1	5.000	11/15/2023	11/15/2023		3,111,450

675,000	Mid Valley, PA School District[1]	3.625	03/15/2018	03/15/2017	A	679,374

150,000	Montgomery County, PA IDA (Haverford School)[1]	4.000	03/15/2023	12/31/2016	A	150,346

650,000	PA Convention Center Authority[1]	6.000	09/01/2019	09/15/2018	B	701,064

2,750,000	PA EDFA (US Airways Group)[1]	8.000	05/01/2029	05/01/2020	A	3,125,843

6,200,000	PA State Public School Building Authority (Philadelphia School District)[1]	5.000	06/01/2023	06/01/2023		6,829,858

2,520,000	PA State Public School Building Authority (Philadelphia School District)[1]	5.000	04/01/2018	04/01/2018		2,616,919

70,000	Philadelphia, PA Authority for Industrial Devel. (Discovery Charter School)[1]	4.000	04/01/2017	04/01/2017		69,892

730,000	Philadelphia, PA Authority for Industrial Devel. (Tacony Academy Charter School)[1]	6.250	06/15/2023	02/27/2021	B	793,072

50,000	Pittsburgh & Allegheny County, PA Sports & Exhibition Authority	4.050	02/15/2018	12/31/2016	A	50,091

500,000	St. Mary Hospital Authority, PA Health System (Catholic Health East)[1]	5.000	11/15/2021	05/15/2020	A	555,990

825,000	Stroudsburg, PA Area School District[1]	3.000	04/01/2027	04/01/2027		819,720

125,000	Susquehanna, PA Area Regional Airport Authority[1]	3.000	01/01/2017	01/01/2017		125,096

37      OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value

Pennsylvania (Continued)

$1,160,000	Wilkes-Barre, PA Area School District[1,4]	5.000%	08/01/2026	08/01/2026		$ 1,286,997

1,010,000	Wilkes-Barre, PA Area School District[1,4]	5.000	08/01/2024	08/01/2024		1,119,110

						35,256,567

Rhode Island—0.1%
10,000	RI Clean Water Finance Agency	4.500	10/01/2022	12/31/2016	A	10,029

100,000	RI Clean Water Protection Finance Agency[1]	5.500	10/01/2018	12/31/2016	A	101,177

5,000	RI Clean Water Protection Finance Agency	5.000	10/01/2018	12/31/2016	A	5,017
50,000	RI Economic Devel. Corp. (University of Rhode Island Steam Generation Facility)	5.000	11/01/2019	12/31/2016	A	50,169

5,000	RI Health & Educational Building Corp. (Public Schools)	4.500	05/15/2024	12/31/2016	A	5,013

335,000	Woonsocket, RI Hsg. Authority[1]	4.500	09/01/2017	12/31/2016	A	341,184

						512,589

South Carolina—0.0%
5,000	Myrtle Beach, SC Public Facilities Corp. COP (Myrtle Beach Stadium)	5.000	07/01/2018	01/01/2017	A	5,016

Tennessee—1.9%
1,000,000	Bristol, TN Industrial Devel. Board	4.909 [3]	12/01/2020	12/01/2020		806,670

1,250,000	Bristol, TN Industrial Devel. Board	4.846 [3]	12/01/2019	12/01/2019		1,067,625

380,000	Bristol, TN Industrial Devel. Board	4.722 [3]	12/01/2018	12/01/2018		343,699

2,720,000	Chattanooga, TN HE&HFB (Catholic Health Initiatives) Floaters	0.820 [2]	01/01/2045	12/07/2016	A	2,720,000

125,000	Clarksville, TN Natural Gas Acquisition Corp.[1]	5.000	12/15/2016	12/15/2016		125,205

675,000	Clarksville, TN Natural Gas Acquisition Corp.[1]	5.000	12/15/2017	12/15/2017		697,828

10,000,000	Metropolitan Government Nashville & Davidson Counties, TN H&EFB (Vanderbilt University Medical Center) Floaters	0.760 [2]	07/01/2046	12/07/2016	A	10,000,000

175,000	TN Energy Acquisition Gas Corp.[1]	5.000	02/01/2017	02/01/2017		176,027

2,000,000	TN Energy Acquisition Gas Corp.[1]	5.000	02/01/2019	02/01/2019		2,123,640

200,000	TN Energy Acquisition Gas Corp.[1]	5.250	09/01/2018	09/01/2018		211,918

200,000	TN Energy Acquisition Gas Corp.[1]	5.250	09/01/2019	09/01/2019		216,926

						18,489,538

Texas—8.6%
1,190,000	Alamo, TX Community College District[1]	5.000	08/15/2019	08/15/2017	A	1,222,832

725,000	Arlington, TX Higher Education Finance Corp. (Leadership Prep School)[1]	4.000	06/15/2026	06/17/2023	B	685,255

29,920,000	Austin, TX GO	5.250	05/15/2025	06/26/2023	B	34,536,955

38      OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value

Texas (Continued)

$75,000	Bedford, TX GO	5.000%	02/01/2018	12/31/2016	A	$75,253

1,865,000	Board of Managers Joint Guadalupe County-City of Seguin, TX Hospital[1]	5.000	12/01/2024	12/01/2024		1,987,568

1,200,000	Board of Managers Joint Guadalupe County-City of Seguin, TX Hospital[1]	5.000	12/01/2023	12/01/2023		1,293,168

100,000	Bowie County, TX (Pass-Through Toll)	4.000	08/01/2017	12/31/2016	A	100,251

10,000	Brazoria County, TX Municipal Utility District No. 26	4.125	09/01/2018	12/31/2016	A	10,015

2,420,000	Brazoria-Fort Bend County, TX Municipal Utility District No. 1[1]	1.000	09/01/2017	09/01/2017		2,415,765

100,000	Clifton, TX Higher Education Finance Corp. (Tejano Center Community Concerns)[1]	7.750	02/15/2018	08/23/2017	B	102,161

190,000	Dallas, TX GO1	5.000	02/15/2019	02/15/2017	A	191,510

425,000	Dallas, TX GO1	5.000	02/15/2018	02/15/2017	A	428,400

675,000	El Paso County, TX Hospital District COP[1]	5.000	08/15/2025	08/15/2023	A	756,088

4,000,000	El Paso, TX Downtown Devel. Corp. (Downtown Ballpark Venue)[1]	7.000	08/15/2023	08/15/2017	A	4,173,720

90,000	Gainesville, TX Hospital District[1]	4.000	08/15/2019	08/15/2017	A	91,588

10,000	Harris County, TX GO	5.000	10/01/2023	12/31/2016	A	10,034

14,000,000	Houston, TX GO1	5.000	03/01/2018	03/01/2018		14,668,920

20,000	Lower Valley, TX Water District	5.000	09/15/2018	12/31/2016	A	20,068

275,000	Maverick County, TX GO COP[1]	5.000	03/01/2020	12/31/2016	A	275,872

175,000	Mclendon-Chisholm, TX Special Assessment (Sonoma Public Improvement District)[1]	5.000	09/15/2018	09/15/2018		179,764

25,000	Mclendon-Chisholm, TX Special Assessment (Sonoma Public Improvement District)[1]	5.000	09/15/2017	09/15/2017		25,348

800,000	New Hope, TX Cultural Educational Facilities Finance Corp. Senior Living (MRC Senior Living-Langford Project)[1]	3.000	11/15/2021	11/15/2021		775,544

15,000	North TX Municipal Water District (Parker Creek)[1]	5.125	06/01/2023	12/31/2016	A	15,023

165,000	Northwest Harris County, TX Municipal Utility District No. 22[1]	5.700	04/01/2017	12/31/2016	A	165,665

645,000	Paseo De La Resaca, TX Municipal Utility District No. 3[1]	4.875	09/01/2031	03/01/2017	A	651,669

130,000	Red River, TX Health Facilities Devel. Corp. (Wichita Falls Retirement Foundation)[1,4]	4.700	01/01/2022	08/22/2019	B	135,470

490,000	Robstown, TX GO COP	3.345 [3]	03/01/2024	03/01/2024		370,597

39      OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value

Texas (Continued)

$250,000	Rowlett, TX Special Assessment (Bayside Public Improvement District)[1]	4.900%	09/15/2024	06/25/2022	B	$242,418

1,145,000	South Limestone, TX Hospital District[1]	4.950	03/01/2024	09/04/2023	B	1,146,637

635,000	South Limestone, TX Hospital District[1]	4.950	03/01/2022	09/04/2021	B	629,310

3,200,000	Tarrant County, TX Cultural Education Facilities Finance Corp. Floaters[1]	0.750 [2]	11/15/2029	12/07/2016A		3,200,000

5,100,000	Tarrant County, TX Hsg. Finance Corp. (Reserve Quebec Apartments)[1]	1.000	08/01/2018	08/01/2018		5,064,759

10,000	Tuloso-Midway, TX Independent School District[1]	5.000	02/15/2022	02/15/2017	A	10,074

7,750,000	TX Municipal Gas Acquisition & Supply Corp.[1]	6.250	12/15/2026	08/04/2023	B	9,006,043

55,000	TX Public Finance Authority Charter School Finance Corp. (Uplift Education)[1,4]	5.350	12/01/2017	12/01/2017		56,118

						84,719,862

Utah—0.4%
5,185,000	UT Transit Authority	4.283 [3]	06/15/2023	06/15/2017A		3,850,018

Vermont—0.1%
200,000	Burlington, VT GO1	5.000	11/01/2021	11/01/2021		225,836

390,000	Burlington, VT GO1	5.000	11/01/2018	11/01/2018		416,134

370,000	Burlington, VT GO1	5.000	11/01/2017	11/01/2017		382,987

						1,024,957

Virginia—0.4%
400,000	Chesterfield County, VA EDA (Brandermill Woods)[1]	5.000	01/01/2019	01/01/2019		416,464

50,000	New Kent County, VA Economic Devel. Authority[1]	5.000	02/01/2024	02/01/2017	A	50,358

485,000	Richmond, VA MTA[1]	5.250	07/15/2017	07/01/2017	B	497,135

2,925,000	Upper Occoquan, VA Sewage Authority[1]	5.150	07/01/2020	01/23/2019	B	3,138,876

15,000	Virginia Beach, VA Devel. Authority (Virginia Beach General Hospital)[1]	5.125	02/15/2018	08/21/2017	B	15,331

						4,118,164

Washington—0.4%
10,000	Grant County, WA Public Hospital District No. 1 (Samaritan Hospital)[1]	5.250	09/01/2019	12/31/2016	A	10,026

25,000	Kelso County, WA Hsg. Authority (Chinook & Columbia Apartments)[1]	5.600	03/01/2028	02/09/2024	B	24,936

3,205,000	WA GO1	5.000	07/01/2023	07/01/2023		3,725,716

						3,760,678

40      OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value

West Virginia—0.0%
$10,000	WV Water Devel. Authority[1]	4.250%	11/01/2026	12/31/2016	A	$10,026

30,000	WV Water Devel. Authority[1]	4.000	11/01/2018	12/31/2016	A	30,060

						40,086

Wisconsin—0.2%
45,000	Weston, WI Community Devel. Authority[1]	4.400	10/01/2018	12/31/2016	A	45,110

325,000	WI Public Finance Authority Charter School (Voyager Foundation)[1]	4.125	10/01/2024	01/15/2021	A	325,988

800,000	WI Public Finance Authority Higher Education Facilities (Wittenberg University)[1]	4.000	12/01/2020	12/01/2020		797,072

610,000	WI Public Financing Authority Multifamily Hsg. (Trinity-Eagle’s Point)[1]	4.000	01/01/2024	11/19/2020	B	600,734

						1,768,904

U.S. Possessions—4.9%
250,000	Guam Power Authority, Series A1	5.000	10/01/2022	10/01/2022		280,022

12,970,000	Puerto Rico Commonwealth GO6,8	2.125	07/01/2019	07/01/2019		12,927,588

3,150,000	Puerto Rico Commonwealth GO6,8	2.105	07/01/2018	07/01/2018		3,154,441

290,000	Puerto Rico Commonwealth GO1,8	5.000	07/01/2029	01/01/2017	A	290,435

800,000	Puerto Rico Commonwealth GO1,8	5.000	07/01/2023	07/01/2017	A	811,272

275,000	Puerto Rico Commonwealth GO8	5.500	07/01/2019	07/01/2019		294,885

6,560,000	Puerto Rico Commonwealth GO6,8	2.145	07/01/2020	07/01/2020		6,534,482

345,000	Puerto Rico Commonwealth GO8	5.500	07/01/2021	07/01/2021		381,066

380,000	Puerto Rico Commonwealth GO1,8	4.500	07/01/2023	01/01/2017	A	380,395

420,000	Puerto Rico Commonwealth GO1,8	5.500	07/01/2018	07/01/2018		440,874

90,000	Puerto Rico Commonwealth GO1,8	5.250	07/01/2022	01/01/2017	A	90,138

75,000	Puerto Rico Commonwealth GO1,8	5.250	07/01/2021	01/01/2017	A	75,124

1,130,000	Puerto Rico Commonwealth GO1,8	5.500	07/01/2019	07/01/2019		1,211,710

500,000	Puerto Rico Convention Center Authority	5.000	07/01/2019	01/01/2017	A	501,390

40,000	Puerto Rico Electric Power Authority[9]	3.694 [3]	07/01/2017	07/01/2017		39,795

40,000	Puerto Rico Electric Power Authority[9]	3.186 [3]	07/01/2017	07/01/2017		39,785

20,000	Puerto Rico Electric Power Authority[9]	3.272 [3]	07/01/2017	07/01/2017		19,893

2,555,000	Puerto Rico Electric Power Authority, Series LL8	5.500	07/01/2017	07/01/2017		2,609,396

1,365,000	Puerto Rico Electric Power Authority, Series N9	4.499 [3]	07/01/2017	07/01/2017		1,358,066

355,000	Puerto Rico Electric Power Authority, Series N9	4.374 [3]	07/01/2017	07/01/2017		353,094

3,075,000	Puerto Rico Electric Power Authority, Series O9	3.459 [3]	07/01/2017	07/01/2017		3,058,487

1,335,000	Puerto Rico Electric Power Authority, Series O9	3.828 [3]	07/01/2017	07/01/2017		1,328,218

41      OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value

U.S. Possessions (Continued)

$1,335,000	Puerto Rico Electric Power Authority, Series PP8	5.000%	07/01/2023	01/01/2017	A	$1,336,976

70,000	Puerto Rico Electric Power Authority, Series PP8	5.000	07/01/2022	01/01/2017	A	70,113

155,000	Puerto Rico Electric Power Authority, Series RR8	5.000	07/01/2021	01/01/2017	A	156,812

750,000	Puerto Rico Electric Power Authority, Series RR8	5.000	07/01/2022	01/01/2017	A	752,317

415,000	Puerto Rico Electric Power Authority, Series RR8	5.000	07/01/2028	01/01/2017	A	415,635

330,000	Puerto Rico Electric Power Authority, Series RR8	5.000	07/01/2024	01/01/2017	A	333,858

30,000	Puerto Rico Electric Power Authority, Series SS8	5.000	07/01/2024	01/01/2017	A	30,351

210,000	Puerto Rico Electric Power Authority, Series SS8	5.000	07/01/2025	01/01/2017	A	212,455

200,000	Puerto Rico Electric Power Authority, Series SS8	5.000	07/01/2019	01/01/2017	A	202,338

385,000	Puerto Rico Electric Power Authority, Series SS8	5.000	07/01/2022	01/01/2017	A	389,501

50,000	Puerto Rico Electric Power Authority, Series SS8	5.000	07/01/2021	01/01/2017	A	50,584

25,000	Puerto Rico Electric Power Authority, Series SS8	4.000	07/01/2019	01/01/2017	A	25,023

880,000	Puerto Rico Electric Power Authority, Series SS8	5.000	07/01/2023	01/01/2017	A	890,287

25,000	Puerto Rico Highway & Transportation Authority[1,8]	5.000	07/01/2018	01/01/2017	A	25,057

340,000	Puerto Rico Highway & Transportation Authority[1,8]	5.000	07/01/2022	01/01/2017	A	340,507

40,000	Puerto Rico Highway & Transportation Authority[1]	5.500	07/01/2020	07/01/2020		43,702

50,000	Puerto Rico Highway & Transportation Authority	5.750	07/01/2019	01/01/2017	A	50,636

205,000	Puerto Rico Highway & Transportation Authority, Series D1	5.000	07/01/2032	01/01/2017	A	207,070

5,000	Puerto Rico Highway & Transportation Authority, Series G7	5.250	07/01/2019	07/01/2019		2,774

230,000	Puerto Rico Municipal Finance Agency, Series A1	5.250	08/01/2021	12/31/2016	A	233,229

120,000	Puerto Rico Municipal Finance Agency, Series A1	5.250	08/01/2020	12/31/2016	A	121,897

170,000	Puerto Rico Municipal Finance Agency, Series A1	4.750	08/01/2022	12/31/2016	A	172,290

455,000	Puerto Rico Municipal Finance Agency, Series A1	5.000	08/01/2020	12/31/2016	A	461,693

950,000	Puerto Rico Municipal Finance Agency, Series A1	5.000	08/01/2019	12/31/2016	A	956,185

42      OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value

U.S. Possessions (Continued)

$875,000	Puerto Rico Municipal Finance Agency, Series A1	5.250%	08/01/2019	12/31/2016	A	$887,285

20,000	Puerto Rico Municipal Finance Agency, Series A1	5.500	07/01/2017	01/01/2017	A	20,302

270,000	Puerto Rico Municipal Finance Agency, Series A1	5.000	08/01/2022	12/31/2016	A	273,972

600,000	Puerto Rico Municipal Finance Agency, Series A1	5.250	08/01/2018	12/31/2016	A	608,424
360,000	Puerto Rico Municipal Finance Agency, Series A1	5.250	08/01/2017	12/31/2016	A	365,054

25,000	Puerto Rico Municipal Finance Agency, Series B1	5.250	07/01/2018	07/01/2018		26,210

1,000,000	Puerto Rico Public Buildings Authority[1,8]	5.250	07/01/2017	07/01/2017		1,018,880

1,000,000	Puerto Rico Public Buildings Authority[1,8]	6.000	07/01/2024	07/01/2018	A	1,043,570

200,000	Puerto Rico Public Buildings Authority[1]	5.500	07/01/2021	02/15/2019	B	220,908

40,000	University of Puerto Rico, Series P1	5.000	06/01/2023	12/31/2016	A	40,049

200,000	V.I. Public Finance Authority (Gross Receipts Taxes Loan Notes)[1]	5.000	10/01/2021	12/31/2016	A	200,526

50,000	V.I. Water & Power Authority[1]	5.000	07/01/2019	01/01/2017	A	50,046

						48,417,072

Total Investments, at Value (Cost $964,386,760)—97.5%						960,158,878

Net Other Assets (Liabilities)—2.5						24,747,347

Net Assets—100.0%						$984,906,225

Footnotes to Statement of Investments

* Call Date, Put Date or Average Life of Sinking Fund, if applicable, as detailed.

    A. Optional call date; corresponds to the most conservative yield calculation.

    B. Average life due to mandatory, or expected, sinking fund principal payments prior to maturity.

    C. Average life due to mandatory, or expected, sinking fund principal payments prior to the applicable optional call date.

1. All or a portion of the security position has been segregated for collateral to cover borrowings. See Note 9 of the accompanying Notes.

2. Represents the current interest rate for a variable or increasing rate security.

3. Zero coupon bond reflects effective yield on the original acquisition date.

4. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after period end. See Note 4 of the accompanying Notes.

5. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

6. Denotes an inflation-indexed security: coupon or principal are indexed to a consumer price index.

7. This security is accruing partial income at an anticipated effective rate based on expected interest and/or principal payments. The rate shown is the contractual interest rate.

8. The debt-service obligations of this security have been paid in full, with all or a portion of the payment provided by an insurer other than Financial Guaranty Insurance Company (FGIC).

9. This security has been pre-refunded. The proceeds of a new issuance have been escrowed in U.S. Treasury bonds and earmarked to pay off this security.

43      OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

To simplify the listings of securities, abbreviations are used per the table below:

ACMC	Advocate Condell Medical Center
AH&HC	Advocate Health & Hospitals Corp.
AHCN	Advocate Health Care Metro
ALIA	Alliance of Long Island Agencies
ANSHN	Advocate North Side Health Network
ASH	Advocate Sherman Hospitals
ASN	Annenberg School of Nursing
BCSC	Brandman Center for Senior Care
CAHS	Carolinas Healthcare System
CDA	Communities Devel. Authority
CHR	Columbus Healthcare Resources
CHSvcs	Columbus Health Services
COP	Certificates of Participation
CRH	Columbus Regional Healthcare
CRHS	Columbus Regional Healthcare System
CRHSLT&HC	Columbus Ambulatory Healthcare System Long Term & Home Care
DA	Dormitory Authority
DRMCH	Downey Regional Medical Center Hospital
DrsH	Doctors Hospital
EDA	Economic Devel. Authority
EDFA	Economic Devel. Finance Authority
EF&CD	Environmental Facilities and Community Devel.
EMC	Eden Medical Center
EVLAJHA	Eisenberg Village of the Los Angeles Jewish Home for the Aging
FEV	Fountainview at Eisenberg Village
GO	General Obligation
GVLAJHA	Grancell Village of the Los Angeles Jewish Home for the Aging
H&EFA	Health and Educational Facilities Authority
H&EFB	Health and Educational Facilities Board
H&HEFA	Hospitals and Higher Education Facilities Authority
HCBS	Home and Community Based Services
HDA	Hospital Devel. Authority
HE&HFB	Higher Educational and Housing Facility Board
HFA	Housing Finance Agency
HHospital	Hunghston Hospital
IC	Interhealth Corporation
IDA	Industrial Devel. Agency
IMC	IHC Management Corporation
JHAGS	JHA Geriatric Services
JHAW	JHA West 16
LAJHFTA	Los Angeles Jewish Home for the Aging
MCHlth	Marin Community Health
MPHS	Mills-Peninsula Health Services
MRC	Methodist Retirement Communities
MSA	Math & Science Academy
MTA	Metropolitan Transportation Authority
NYC	New York City
NYS	New York State
PAMFHCR&E	Palo Alto Medical Foundation for Health Care Research & Education
PFA	Public Financing Authority

44      OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

To simplify the listings of securities, abbreviations are used per the table below: (Continued)
PIH	Presbyterian Intercommunity Hospital
PSCH	Professional Service Centers for the Handicapped, Inc.
RIBS	Residual Interest Bonds
RRMC	Renown Regional Medical Center
RSMMC	Renown South Meadows Medical Center
RTCS	Renown Transitional Care Services
SAVRS	Select Auction Variable Rate Securities
SCHosp	Sutter Coast Hospital
SCVH	Sutter Central Valley Hospitals
SEBH	Sutter East Bay Hospitals
SGMF	Sutter Gould Medical Foundation
SHlth	Sutter Health
SHSSR	Sutter Health Sacramento Sierra Regional
SMCCV	Sutter Medical Center of Castro Valley
SMF	Sutter Medical Foundation
SPEARS	Short Puttable Exempt Adjustable Receipts
TASC	Tobacco Settlement Asset-Backed Bonds
TMC	The Medical Center
TUFF	The University Financing Foundation
UDC	Urban Development Corporation
V.I.	United States Virgin Islands
WMS	Women’s Medical Services

See accompanying Notes to Financial Statements.

45      OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES November 30, 2016 Unaudited

Assets
Investments, at value (cost $964,386,760)—see accompanying statement of investments	$960,158,878

Cash	524,500

Receivables and other assets:
Investments sold (including $72,580,092 sold on a when-issued or delayed delivery basis)	106,360,092
Interest	10,683,966
Shares of beneficial interest sold	8,007,219
Other	152,121

Total assets	1,085,886,776

Liabilities
Payables and other liabilities:
Payable for borrowings (See Note 9)	52,000,000
Investments purchased (including $2,539,851 purchased on a when-issued or delayed delivery basis)	40,227,599
Shares of beneficial interest redeemed	8,316,505
Dividends	252,863
Distribution and service plan fees	116,489
Trustees’ compensation	12,967
Interest expense on borrowings	5,359
Other	48,769

Total liabilities	100,980,551

Net Assets	$984,906,225

Composition of Net Assets
Par value of shares of beneficial interest	$265,822

Additional paid-in capital	996,075,511

Accumulated net investment loss	(445,497)

Accumulated net realized loss on investments	(6,761,729)

Net unrealized depreciation on investments	(4,227,882)

Net Assets	$984,906,225

Net Asset Value Per Share

Class A Shares:

Net asset value and redemption price per share (based on net assets of $444,096,443 and
119,863,536 shares of beneficial interest outstanding)	$3.71

Maximum offering price per share (net asset value plus sales charge of 2.25% of offering price)	$3.80

Class C Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $113,004,868 and 30,502,849 shares of beneficial interest outstanding)	$3.70

Class Y Shares:

Net asset value, redemption price and offering price per share (based on net assets of $427,804,914 and 115,455,281 shares of beneficial interest outstanding)	$3.71

See accompanying Notes to Financial Statements.

46      OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

STATEMENT

OF OPERATIONS For the Six Months Ended November 30, 2016 Unaudited

Investment Income
Interest	$10,926,538

Expenses
Management fees	2,036,050

Distribution and service plan fees:
Class A	535,444
Class C	554,308

Transfer and shareholder servicing agent fees:
Class A	215,462
Class C	55,432
Class Y	208,615

Shareholder communications:
Class A	2,014
Class C	1,419
Class Y	3,720

Borrowing fees	256,159

Trustees’ compensation	8,038

Interest expense on borrowings	6,382

Custodian fees and expenses	3,170

Other	45,256

Total expenses	3,931,469

Net Investment Income	6,995,069

Realized and Unrealized Gain (Loss)
Net realized loss on investments	(1,302,059)

Net change in unrealized appreciation/depreciation on investments	(11,709,516)

Net Decrease in Net Assets Resulting from Operations	$(6,016,506)

See accompanying Notes to Financial Statements.

47      OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended
	November 30, 2016	Year Ended
	(Unaudited)	May 31, 2016

Operations
Net investment income	$6,995,069	$13,066,585

Net realized loss	(1,302,059)	(2,897,325)

Net change in unrealized appreciation/depreciation	(11,709,516)	6,611,354

Net increase (decrease) in net assets resulting from operations	(6,016,506)	16,780,614

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(3,435,189)	(6,525,073)
Class C	(466,858)	(943,377)
Class Y	(3,837,107)	(6,487,188)

	(7,739,154)	(13,955,638)

Beneficial Interest Transactions
Net increase in net assets resulting from beneficial interest transactions:
Class A	48,978,949	122,257,599
Class C	11,646,360	37,145,716
Class Y	86,257,129	64,748,912

	146,882,438	224,152,227

Net Assets
Total increase	133,126,778	226,977,203

Beginning of period	851,779,447	624,802,244

End of period (including accumulated net investment income (loss) of ($445,497) and $298,588, respectively)	$984,906,225	$851,779,447

See accompanying Notes to Financial Statements.

48      OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

STATEMENT OF CASH FLOWS For the Six Months Ended November 30, 2016

Cash Flows from Operating Activities
Net decrease in net assets from operations	$(6,016,506)

Adjustments to reconcile net decrease in net assets from operations to net cash used in operating activities:
Purchase of investment securities	(522,074,104)
Proceeds from disposition of investment securities	381,174,292
Short-term investment securities, net	(3,763,321)
Premium amortization	5,466,361
Discount accretion	(871,921)
Net realized loss on investments	1,302,059
Net change in unrealized appreciation/depreciation on investments	11,709,516
Change in assets:
Increase in other assets	(38,873)
Increase in interest receivable	(1,591,227)
Increase in receivable for securities sold	(97,917,282)
Change in liabilities:
Increase in other liabilities	8,286
Increase in payable for securities purchased	35,521,270

Net cash used in operating activities	(197,091,450)

Cash Flows from Financing Activities
Proceeds from borrowings	87,200,000
Payments on borrowings	(35,200,000)
Proceeds from shares sold	403,397,306
Payments on shares redeemed	(259,371,027)
Cash distributions paid	(307,691)

Net cash provided by financing activities	195,718,588

Net decrease in cash	(1,372,862)

Cash, beginning balance	1,897,362

Cash, ending balance	$524,500

Supplemental disclosure of cash flow information:

Noncash financing activities not included herein consist of reinvestment of dividends and distributions of $7,488,170.

Cash paid for interest on borrowings—$1,023.

See accompanying Notes to Financial Statements.

49      OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

FINANCIAL HIGHLIGHTS

Class A	Six Months Ended November 30, 2016 (Unaudited)	Year Ended May 31, 2016	Year Ended May 29, 2015[1]	Year Ended May 30, 2014[1]	Year Ended May 31, 2013	Year Ended May 31, 2012

Per Share Operating Data
Net asset value, beginning of period	$3.75	$3.74	$3.76	$3.75	$3.73	$3.67

Income (loss) from investment operations:
Net investment income[2]	0.03	0.07	0.07	0.08	0.07	0.08
Net realized and unrealized gain (loss)	(0.04)	0.01	(0.02)	0.00	0.02	0.06

Total from investment operations	(0.01)	0.08	0.05	0.08	0.09	0.14

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.03)	(0.07)	(0.07)	(0.07)	(0.07)	(0.08)
Distributions from net realized gain	0.00	0.00	0.00	0.00	(0.00)[3]	0.00

Total dividends and/or distributions to shareholders	(0.03)	(0.07)	(0.07)	(0.07)	(0.07)	(0.08)

Net asset value, end of period	$3.71	$3.75	$3.74	$3.76	$3.75	$3.73

Total Return, at Net Asset Value[4]	(0.27)%	2.19%	1.39%	2.18%	2.35%	3.89%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$444,096	$401,211	$277,507	$240,676	$207,739	$83,843

Average net assets (in thousands)	$430,111	$343,886	$266,606	$260,158	$146,597	$45,683

Ratios to average net assets:[5]
Net investment income	1.44%	1.78%	1.97%	2.05%	1.87%	2.18%
Expenses excluding specific expenses listed below	0.78%	0.80%	0.81%	0.82%	0.80%	0.84%
Interest and fees from borrowings	0.06%	0.03%	0.05%	0.03%	0.02%	0.03%

Total expenses	0.84%	0.83%	0.86%	0.85%	0.82%	0.87%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.84%	0.83%	0.86%	0.85%	0.82%	0.87%

Portfolio turnover rate	42%	51%	58%	72%	16%	20%

50      OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Less than $0.005 per share.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

See accompanying Notes to Financial Statements.

51      OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

Class C	Six Months Ended November 30, 2016 (Unaudited)	Year Ended May 31, 2016	Year Ended May 29, 2015[1]	Year Ended May 30, 2014[1]	Year Ended May 31, 2013	Year Ended May 31, 2012

Per Share Operating Data
Net asset value, beginning of period	$3.75	$3.74	$3.76	$3.75	$3.73	$3.67

Income (loss) from investment operations:
Net investment income[2]	0.01	0.04	0.05	0.05	0.04	0.05
Net realized and unrealized gain (loss)	(0.04)	0.01	(0.03)	0.00	0.02	0.06

Total from investment operations	(0.03)	0.05	0.02	0.05	0.06	0.11

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.02)	(0.04)	(0.04)	(0.04)	(0.04)	(0.05)
Distributions from net realized gain	0.00	0.00	0.00	0.00	(0.00)[3]	0.00

Total dividends and/or distributions to shareholders	(0.02)	(0.04)	(0.04)	(0.04)	(0.04)	(0.05)

Net asset value, end of period	$3.70	$3.75	$3.74	$3.76	$3.75	$3.73

Total Return, at Net Asset Value[4]	(0.91)%	1.43%	0.63%	1.39%	1.53%	3.07%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$113,005	$102,888	$65,412	$55,509	$36,381	$13,654

Average net assets (in thousands)	$110,640	$82,289	$59,997	$55,118	$23,354	$7,145

Ratios to average net assets:[5]
Net investment income	0.69%	1.02%	1.21%	1.27%	1.07%	1.41%
Expenses excluding specific expenses listed below	1.53%	1.56%	1.57%	1.60%	1.62%	1.78%
Interest and fees from borrowings	0.06%	0.03%	0.05%	0.03%	0.02%	0.03%

Total expenses	1.59%	1.59%	1.62%	1.63%	1.64%	1.81%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.59%	1.59%	1.62%	1.63%	1.62%	1.62%

Portfolio turnover rate	42%	51%	58%	72%	16%	20%

52      OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Less than $0.005 per share.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

See accompanying Notes to Financial Statements.

53      OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

Class Y	Six Months Ended November 30, 2016 (Unaudited)	Year Ended May 31, 2016	Year Ended May 29, 2015[1]	Year Ended May 30, 2014[1]	Year Ended May 31, 2013	Year Ended May 31, 2012

Per Share Operating Data
Net asset value, beginning of period	$3.76	$3.74	$3.76	$3.75	$3.73	$3.67

Income (loss) from investment operations:
Net investment income[2]	0.03	0.08	0.08	0.09	0.08	0.09
Net realized and unrealized gain (loss)	(0.04)	0.02	(0.02)	0.00	0.02	0.06

Total from investment operations	(0.01)	0.10	0.06	0.09	0.10	0.15

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.04)	(0.08)	(0.08)	(0.08)	(0.08)	(0.09)
Distributions from net realized gain	0.00	0.00	0.00	0.00	(0.00)[3]	0.00

Total dividends and/or distributions to shareholders	(0.04)	(0.08)	(0.08)	(0.08)	(0.08)	(0.09)

Net asset value, end of period	$3.71	$3.76	$3.74	$3.76	$3.75	$3.73

Total Return, at Net Asset Value[4]	(0.41)%	2.72%	1.64%	2.42%	2.62%	4.12%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$427,805	$347,680	$281,883	$83,920	$89,172	$20,853

Average net assets (in thousands)	$416,740	$302,602	$143,236	$81,902	$53,415	$8,280

Ratios to average net assets:[5]
Net investment income	1.68%	2.02%	2.16%	2.29%	2.10%	2.35%
Expenses excluding specific expenses listed below	0.53%	0.55%	0.56%	0.57%	0.53%	0.67%
Interest and fees from borrowings	0.06%	0.03%	0.05%	0.03%	0.02%	0.03%

Total expenses	0.59%	0.58%	0.61%	0.60%	0.55%	0.70%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.59%	0.58%	0.61%	0.60%	0.55%	0.63%

Portfolio turnover rate	42%	51%	58%	72%	16%	20%

54      OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Less than $0.005 per share.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

See accompanying Notes to Financial Statements.

55      OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS November 30, 2016 Unaudited

1. Organization

Oppenheimer Rochester Short Term Municipal Fund (the “Fund”) is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek tax-free income. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

The Fund offers Class A, Class C and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A and C shares have separate distribution and/or service plans under which they pay fees. Class Y shares do not pay such fees.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

56      OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

2. Significant Accounting Policies (Continued)

Investment Income. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdraft at a rate equal to the Prime Rate plus 0.35%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended May 31, 2016, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

During the fiscal year ended May 31, 2016, the Fund did not utilize any capital loss carryforward to offset capital gains realized in that fiscal year. Details of the fiscal year ended May 31, 2016 capital loss carryforwards are included in the table below. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. Capital losses with no expiration will be carried forward to future years if not offset by gains.

Expiring

No expiration	$5,451,338

At period end, it is estimated that the capital loss carryforwards would be $6,753,397, which will not expire. The estimated capital loss carryforward represents the carryforward as of the

57      OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

2. Significant Accounting Policies (Continued)

end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the reporting period, it is estimated that the Fund will not utilize any capital loss carryforward to offset realized capital gains.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$964,396,548

Gross unrealized appreciation	$3,439,644
Gross unrealized depreciation	(7,677,314)

Net unrealized depreciation	$(4,237,670)

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

58      OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

3. Securities Valuation (Continued)

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Equity securities traded on a securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the official closing price on the principal exchange on which the security is traded, as identified by the Manager, prior to the time when the Fund’s assets are valued. If the official closing price is unavailable, the security is valued at the last sale price on the principal exchange on which it is traded. If the official closing price or last sales price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors

Corporate debt, government debt, municipal, mortgage- backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.

Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair

59      OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation (Continued)

valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated

60      OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

3. Securities Valuation (Continued)

with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities at period end based on valuation input level:

			Level 3—
	Level 1—	Level 2—	Significant
	Unadjusted	Other Significant	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Value

Assets Table
Investments, at Value:
Municipal Bonds and Notes
Alabama	$—	$47,980,029	$—	$47,980,029
Alaska	—	2,753,750	—	2,753,750
Arizona	—	31,822,702	—	31,822,702
Arkansas	—	35,089	—	35,089
California	—	167,925,936	—	167,925,936
Colorado	—	12,069,527	—	12,069,527
Connecticut	—	283,383	—	283,383
District of Columbia	—	706,373	—	706,373
Florida	—	71,465,402	—	71,465,402
Georgia	—	2,711,587	—	2,711,587
Idaho	—	1,521,935	—	1,521,935
Illinois	—	119,645,575	—	119,645,575
Indiana	—	12,949,970	—	12,949,970
Iowa	—	456,025	—	456,025
Kansas	—	321,502	—	321,502
Kentucky	—	5,189,002	—	5,189,002
Louisiana	—	27,643,461	—	27,643,461
Maine	—	50,053	—	50,053
Maryland	—	181,679	—	181,679
Massachusetts	—	7,803,092	—	7,803,092
Michigan	—	20,863,852	—	20,863,852
Minnesota	—	6,281,073	—	6,281,073
Mississippi	—	1,046,327	—	1,046,327
Missouri	—	16,580,042	—	16,580,042
Nevada	—	10,046,942	—	10,046,942
New Jersey	—	101,336,824	—	101,336,824
New Mexico	—	939,204	—	939,204
New York	—	39,415,592	8,996	39,424,588
North Carolina	—	254,750	—	254,750
North Dakota	—	1,487,997	—	1,487,997
Ohio	—	14,025,073	—	14,025,073
Oklahoma	—	3,614,588	—	3,614,588
Oregon	—	370,160	—	370,160
Other Territory	—	28,407,935	—	28,407,935
Pennsylvania	—	35,256,567	—	35,256,567
Rhode Island	—	512,589	—	512,589
South Carolina	—	5,016	—	5,016
Tennessee	—	18,489,538	—	18,489,538

61      OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Municipal Bonds and Notes (Continued)
Texas	$—	$84,719,862	$—	$84,719,862
Utah	—	3,850,018	—	3,850,018
Vermont	—	1,024,957	—	1,024,957
Virginia	—	4,118,164	—	4,118,164
Washington	—	3,760,678	—	3,760,678
West Virginia	—	40,086	—	40,086
Wisconsin	—	1,768,904	—	1,768,904
U.S. Possessions	—	48,417,072	—	48,417,072

Total Assets	$—	$960,149,882	$8,996	$960,158,878

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the transfers between Level 2 and Level 3. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfers out of Level 2*	Transfers into Level 3*

Assets Table
Investments, at Value:
Municipal Bonds and Notes
New York	$ (18,000)	$18,000

Total Assets	$ (18,000)	$18,000

* Transferred from Level 2 to Level 3 because of the lack of observable market data due to a decrease in market activity for these securities.

4. Investments and Risks

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it

62      OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

4. Investments and Risks (Continued)

relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

At period end, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions

Purchased securities	$2,539,851
Sold securities	72,580,092

Concentration Risk. There are certain risks arising from geographic concentration in any state, commonwealth or territory. Certain economic, regulatory or political developments occurring in the state, commonwealth or territory may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than

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NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

5. Market Risk Factors (Continued)

obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended November 30, 2016		Year Ended May 31, 2016
	Shares	Amount	Shares	Amount

Class A
Sold	39,941,761	$ 149,891,585	70,190,433	$ 262,872,756
Dividends and/or distributions reinvested	860,801	3,229,056	1,592,080	5,965,278
Redeemed	(27,788,000)	(104,141,692)	(39,121,442)	(146,580,435)

Net increase	13,014,562	$ 48,978,949	32,661,071	$ 122,257,599

Class C
Sold	6,898,730	$ 25,903,586	16,552,242	$ 62,009,135
Dividends and/or distributions reinvested	125,717	466,566	243,728	913,192
Redeemed	(3,924,128)	(14,723,792)	(6,881,241)	(25,776,611)

Net increase	3,100,319	$ 11,646,360	9,914,729	$ 37,145,716

Class Y
Sold	60,453,370	$ 227,000,468	69,471,729	$ 260,572,831
Dividends and/or distributions reinvested	1,011,128	3,792,548	1,697,627	6,361,249
Redeemed	(38,593,337)	(144,535,887)	(53,935,916)	(202,185,168)

Net increase	22,871,161	$ 86,257,129	17,233,440	$ 64,748,912

7. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the reporting period were as follows:

	Purchases	Sales

Investment securities	$522,074,104	$381,174,292

8. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

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8. Fees and Other Transactions with Affiliates (Continued)

Fee Schedule

Up to $100 million	0.500%
Next $150 million	0.450
Next $250 million	0.425
Next $500 million	0.400
Over $1 billion	0.370

The Fund’s effective management fee for the reporting period was 0.42% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustees under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustees. The Fund purchases shares of the funds selected for deferral by the Trustees in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

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NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

8. Fees and Other Transactions with Affiliates (Continued)

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plan for Class C Shares. The Fund has adopted a Distribution and Service Plan (the “Plan”) for Class C shares pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plan, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class C shares’ daily net assets. The Fund also pays a service fee under the Plan at an annual rate of 0.25% of daily net assets. The Plan continues in effect from year to year only if the Fund’s Board of Trustees votes annually to approve their continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Six Months Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor

November 30, 2016	$38,966	$13,168	$18,957

9. Borrowing and Other Financing

Borrowings. The Fund can borrow money from banks in amounts up to one third of its total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowings (meaning that the value of those assets must be at least 300% of the amount borrowed). The Fund can use those borrowings for investment-related purposes such as

66      OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

9. Borrowing and Other Financing (Continued)

purchasing portfolio securities. The Fund also may borrow to meet redemption obligations or for temporary and emergency purposes. When the Fund invests borrowed money in portfolio securities, it is using a speculative investment technique known as leverage and changes in the value of the Fund’s investments will have a larger effect on its share price than if it did not borrow because of the effect of leverage.

The Fund will pay interest and may pay other fees in connection with loans. If the Fund does borrow, it will be subject to greater expenses than funds that do not borrow. The interest on borrowed money and the other fees incurred in conjunction with loans are an expense that might reduce the Fund’s yield and return. Expenses incurred by the Fund with respect to interest on borrowings and commitment fees are disclosed separately or as other expenses on the Statement of Operations.

The Fund entered into a Revolving Credit and Security Agreement (the “Agreement”) with conduit lenders and Citibank N.A. which enables it to participate with certain other Oppenheimer funds in a committed, secured borrowing facility that permits borrowings of up to $2.5 billion, collectively, by the Oppenheimer Rochester Funds. To secure the loan, the Fund pledges investment securities in accordance with the terms of the Agreement. Securities held in collateralized accounts to cover these borrowings are noted in the Statement of Investments. Interest is charged to the Fund, based on its borrowings, at current commercial paper issuance rates 0.8071% at period end. The Fund pays additional fees monthly to its lender on its outstanding borrowings to manage and administer the facility and is allocated its pro-rata share of an annual structuring fee and ongoing commitment fees both of which are based on the total facility size. Total fees and interest that are included in expenses on the Fund’s Statement of Operations related to its participation in the borrowing facility during the reporting period equal 0.04% of the Fund’s average net assets on an annualized basis. The Fund has the right to prepay such loans and terminate its participation in the conduit loan facility at any time upon prior notice.

At period end, the Fund had borrowings outstanding at an interest rate of 0.8071%. Details of the borrowings for the reporting period are as follows:

Average Daily Loan Balance	$1,622,404
Average Daily Interest Rate	0.728%
Fees Paid	$137,494
Interest Paid	$1,023

Reverse Repurchase Agreements. The Fund may engage in reverse repurchase agreements. A reverse repurchase agreement is the sale of one or more securities to a counterparty at an agreed-upon purchase price with the simultaneous agreement to repurchase those securities on a future date at a higher repurchase price. The repurchase price represents the repayment of the purchase price and interest accrued thereon over the term of the repurchase agreement. The cash received by the Fund in connection with a reverse repurchase agreement may be used for investment-related purposes such as purchasing portfolio securities or for other purposes such as those described in the preceding “Borrowings” note.

The Fund entered into a Committed Repurchase Transaction Facility (the “Facility”) with

67      OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

9. Borrowing and Other Financing (Continued)

J.P. Morgan Securities LLC (the “counterparty”) which enables it to participate with certain other Oppenheimer funds in a committed reverse repurchase agreement facility that permits aggregate outstanding reverse repurchase agreements of up to $750 million, collectively. Interest is charged to the Fund on the purchase price of outstanding reverse repurchase agreements at current LIBOR rates plus an applicable spread. The Fund is also allocated its pro-rata share of an annual structuring fee based on the total Facility size and ongoing commitment fees based on the total unused amount of the Facility. The Fund retains the economic exposure to fluctuations in the value of securities subject to reverse repurchase agreements under the Facility and therefore these transactions are considered secured borrowings for financial reporting purposes. The Fund also continues to receive the economic benefit of interest payments received on securities subject to reverse repurchase agreements, in the form of a direct payment from the counterparty. These payments are included in interest income on the Statement of Operations. Total fees and interest related to the Fund’s participation in the Facility during the reporting period are included in expenses on the Fund’s Statement of Operations and equal 0.02% of the Fund’s average net assets on an annualized basis.

The securities subject to reverse repurchase agreements under the Facility are valued on a daily basis. To the extent this value, after adjusting for certain margin requirements of the Facility, exceeds the cash proceeds received, the Fund may request the counterparty to return securities equal in margin value to this excess. To the extent that the cash proceeds received exceed the margin value of the securities subject to the transaction, the counterparty may request additional securities from the Fund. The Fund has the right to declare each Wednesday as the repurchase date for any outstanding reverse repurchase agreement upon delivery of advanced notification and may also recall any security subject to such a transaction by substituting eligible securities of equal or greater margin value according to the Facility’s terms.

The Fund executed no transactions under the Facility during the reporting period.

Details of reverse repurchase agreement transactions for the reporting period are as follows:

Fees Paid	$ 134,894

10. Pending Litigation

In 2009, several putative class action lawsuits were filed and later consolidated before the U.S. District Court for the District of Colorado in connection with the investment performance of Oppenheimer Rochester California Municipal Fund (the “California Fund”), a fund advised by OppenheimerFunds, Inc. (“OFI”) and distributed by OppenheimerFunds Distributor, Inc. (“OFDI”). The plaintiffs asserted claims against OFI, OFDI and certain present and former trustees and officers of the California Fund under the federal securities laws, alleging, among other things, that the disclosure documents of the California Fund contained misrepresentations and omissions and the investment policies of the California Fund were not followed. An amended complaint and a motion to dismiss were filed, and in 2011, the court issued an order which granted in part and denied in part the defendants’ motion to dismiss.

68      OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

10. Pending Litigation (Continued)

In October 2015, following a successful appeal by defendants and a subsequent hearing, the court granted plaintiffs’ motion for class certification and appointed class representatives and class counsel.

OFI and OFDI believe the suit is without merit; that it is premature to render any opinion as to the likelihood of an outcome unfavorable to them in the suit; and that no estimate can yet be made as to the amount or range of any potential loss. Furthermore, OFI believes that the suit should not impair the ability of OFI or OFDI to perform their respective duties to the Fund and that the outcome of the suit should not have any material effect on the operations of any of the Oppenheimer funds.

69      OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS Unaudited

The Fund has entered into an investment advisory agreement with OFI Global Asset Management, Inc. (“OFI Global” or the “Adviser”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) (“OFI Global” and “OFI” together the “Managers”) and OFI Global has entered into a sub-advisory agreement with OFI whereby OFI provides investment sub-advisory services to the Fund (collectively, the “Agreements”). Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to approve the terms of the Agreements and the renewal thereof. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Managers provide, such information as may be reasonably necessary to evaluate the terms of the Agreements. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

The Managers and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Managers’ services, (ii) the comparative investment performance of the Fund and the Managers, (iii) the fees and expenses of the Fund, including comparative fee and expense information, (iv) the profitability of the Managers and their affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Managers from their relationship with the Fund. The Board was aware that there are alternatives to retaining the Managers.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Managers’ key personnel who provide such services. The Managers’ duties include providing the Fund with the services of the portfolio managers and the Sub-Adviser’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; and securities trading services. OFI Global is responsible for oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; risk management; and oversight of the Sub-Adviser. OFI Global is also responsible for providing certain administrative services to the Fund. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the U.S. Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by federal and state securities laws for the sale of the Fund’s shares. OFI Global also provides the Fund with office space, facilities and equipment.

70      OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

The Board also considered the quality of the services provided and the quality of the Managers’ resources that are available to the Fund. The Board took account of the fact that the Sub-Adviser has over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Managers’ advisory, administrative, accounting, legal, compliance and risk management services, and information the Board has received regarding the experience and professional qualifications of the Managers’ key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Scott Cottier, Troy Willis, Mark DeMitry, Michael Camarella, Charles Pulire and Elizabeth Mossow, the portfolio managers for the Fund, and the Sub-Adviser’s investment team and analysts. The Board members also considered the totality of their experiences with the Managers as directors or trustees of the Fund and other funds advised by the Managers. The Board considered information regarding the quality of services provided by affiliates of the Managers, which the Board members have become knowledgeable about through their experiences with the Managers and in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Managers’ experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreements.

Investment Performance of the Managers and the Fund. Throughout the year, the Managers provided information on the investment performance of the Fund, the Adviser and the Sub-Adviser, including comparative performance information. The Board also reviewed information, prepared by the Managers and by the independent consultant, comparing the Fund’s historical performance to relevant benchmarks or market indices and to the performance of other retail funds in the muni national short category. The Board noted that the Fund’s one-year, three-year and five-year performance was better than its category median.

Fees and Expenses of the Fund. The Board reviewed the fees paid to the Adviser and the other expenses borne by the Fund. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other retail front-end load muni national short funds with comparable asset levels and distribution features. After discussions with the Board, the Adviser has voluntarily agreed to waive fees and/or reimburse the Fund so that the total annual fund operating expenses, excluding certain expenses, as a percentage of average daily net assets will not exceed the following annual rates: 0.85% for Class A shares, 1.60% for Class C shares, and 0.60% for Class Y shares as calculated on the daily net assets of the Fund. This fee waiver and/or expense reimbursement may be amended at any time without prior notice to shareholders. The Board noted that the Fund’s contractual management fee and total expenses were higher than its peer group median and category median.

Economies of Scale and Profits Realized by the Managers. The Board considered information regarding the Managers’ costs in serving as the Fund’s investment adviser and sub-adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Managers’ profitability from their relationship with the Fund. The Board also considered that the Managers must be able to

71      OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS Unaudited / Continued

pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund. The Board reviewed whether the Managers may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.

Other Benefits to the Managers. In addition to considering the profits realized by the Managers, the Board considered information that was provided regarding the direct and indirect benefits the Managers receive as a result of their relationship with the Fund, including compensation paid to the Managers’ affiliates.

Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Managers within the meaning and intent of the Securities and Exchange Commission Rules.

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreements through September 30, 2017. In arriving at its decision, the Board did not identify any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreements, including the management fees, in light of all the surrounding circumstances.

72      OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES;

UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Guidelines is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

73      OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

DISTRIBUTION SOURCES Unaudited

For any distribution that took place over the Fund’s reporting period, the table below details on a per-share basis the percentage of the Fund’s total distribution payment amount that was derived from the following sources: net income, net profit from the sale of securities, and other capital sources. This information is based upon income and capital gains using generally accepted accounting principles as of the date of each distribution. Because the Fund is actively managed, the relative amount of the Fund’s total distributions derived from various sources over the calendar year may change. Please note that this information should not be used for tax reporting purposes as the tax character of distributable income may differ from the amounts used for this notification. You will receive IRS tax forms in the first quarter of each calendar year detailing the actual amount of the taxable and non-taxable portion of distributions paid to you during the tax year.

For the most current information, please go to oppenheimerfunds.com. Select your Fund, then the ’Detailed’ tab; where ‘Dividends’ are shown, the Fund’s latest pay date will be followed by the sources of any distribution, updated daily.

Fund Name	Pay Date	Net Income	Net Profit from Sale	Other Capital Sources

Oppenheimer Rochester Short Term Municipal Fund	6/21/16	84.9%	3.0%	12.1%

Oppenheimer Rochester Short Term Municipal Fund	10/25/16	81.5%	0.0%	18.5%

Oppenheimer Rochester Short Term Municipal Fund	11/22/16	80.7%	0.0%	19.3%

74      OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

Trustees and Officers	Brian F. Wruble, Chairman of the Board of Trustees and Trustee
Beth Ann Brown, Trustee
Matthew P. Fink, Trustee
Edmund P. Giambastiani, Jr., Trustee
Elizabeth Krentzman, Trustee
Mary F. Miller, Trustee
Joel W. Motley, Trustee
Joanne Pace, Trustee
Daniel Vandivort, Trustee
Arthur P. Steinmetz, Trustee, President and Principal Executive Officer
Scott S. Cottier, Vice President
Troy E. Willis, Vice President
Mark R. DeMitry, Vice President
Michael L. Camarella, Vice President
Charles S. Pulire, Vice President
Elizabeth S. Mossow, Vice President
Richard Stein, Vice President
Cynthia Lo Bessette, Secretary and Chief Legal Officer
Jennifer Foxson, Vice President and Chief Business Officer
Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money
Laundering Officer
Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	Kramer Levin Naftalis & Frankel LLP

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

© 2017 OppenheimerFunds, Inc. All rights reserved.

75      OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

●	Applications or other forms
●	When you create a user ID and password for online account access
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●	Your transactions with us, our affiliates or others
●	Technologies on our website, including: “cookies” and web beacons, which are used to collect data on the pages you visit and the features you use.

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

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We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

76      OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website. As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

●	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 256-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.
●	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.
●	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, safeguard that information. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated November 2016. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

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OppenheimerFunds®

The Right Way

to Invest

Visit us at oppenheimerfunds.com for 24-hr access to

account information and transactions or call us at 800.CALL

OPP (800.225.5677) for 24-hr automated information and

automated transactions. Representatives also available

Mon–Fri 8am-8pm ET.

Visit Us oppenheimerfunds.com

Call Us 800 225 5677

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Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc. 225 Liberty Street, New York, NY 10281-1008 © 2017 OppenheimerFunds Distributor, Inc. All rights reserved.
RS0621.001.1116 January 25, 2017

Item 2. Code of Ethics.

Not applicable to semiannual reports.

Item 3. Audit Committee Financial Expert.

Not applicable to semiannual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable to semiannual reports.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 11/30/2016, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Not applicable to semiannual reports.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Rochester Short Term Municipal Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	1/13/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	1/13/2017

By:	/s/ Brian S. Petersen
Brian S. Petersen
Principal Financial Officer
Date:	1/13/2017